UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05684
                                                     ---------

                              ALPINE EQUITY TRUST
                              -------------------
               (Exact name of registrant as specified in charter)

                            615 East Michigan Street
                                   3rd Floor
                              Milwaukee, WI 53202
                              --------------------
              (Address of principal executive offices) (Zip code)

                                SAMUEL A. LIEBER
                       ALPINE MANAGEMENT & RESEARCH, LLC
                       2500 WESTCHESTER AVENUE, SUITE 215
                               PURCHASE, NY 10577
                               ------------------
                    (Name and address of agent for service)

                                 1-888-785-5578
                                 --------------
               Registrant's telephone number, including area code

Date of fiscal year end: OCTOBER 31, 2004
                        -----------------

Date of reporting period:  APRIL 30, 2004
                           --------------

ITEM 1. REPORT TO STOCKHOLDERS.
------------------------------

                                 (ALPINE LOGO)

                               REAL ESTATE FUNDS

                          REALTY INCOME & GROWTH FUND

                          U.S. REAL ESTATE EQUITY FUND

                     INTERNATIONAL REAL ESTATE EQUITY FUND

                               SEMI-ANNUAL REPORT
                                 April 30, 2004

     This material must be preceded or accompanied by a current prospectus.

                               TABLE OF CONTENTS

                   PORTFOLIO MANAGER'S REPORT TO SHAREHOLDERS
                                     PAGE 1

                       SCHEDULES OF PORTFOLIO INVESTMENTS
                                    PAGE 15

                      STATEMENTS OF ASSETS AND LIABILITIES
                                    PAGE 20

                            STATEMENTS OF OPERATIONS
                                    PAGE 21

                            STATEMENT OF CASH FLOWS
                                    PAGE 22

                      STATEMENTS OF CHANGES IN NET ASSETS
                                    PAGE 23

                         NOTES TO FINANCIAL STATEMENTS
                                    PAGE 26

                              FINANCIAL HIGHLIGHTS
                                    PAGE 33

PORTFOLIO MANAGER'S REPORT TO SHAREHOLDERS                 ALPINE MUTUAL FUNDS

Dear Shareholders:

  We are very pleased to report to our shareholders that all seven Alpine
Mutual Funds have outperformed their respective benchmarks during the fiscal six month period ended April 30, 2004 (please see the ensuing pages of this report for complete performance information). From October, 2003 through March, 2004 equity markets enjoyed a uniformly positive period which came to an abrupt reversal on April 1st as a surprisingly strong job creation report forced many leveraged and interest sensitive investors to adjust their portfolios. Many interest sensitive stocks were actively sold down to levels not seen for almost six months. Despite the high exposure of Alpine's equity portfolios to interest sensitive stocks, four out of our five equity portfolios and both of our income funds actually outperformed their benchmarks during this steep sell-off in April. We believe Alpine's value oriented approach to investing may have enhanced the defensive qualities of our portfolios during April.

  Since management remains a significant long-term investor in our own Funds, it is especially gratifying to note this review period's addition to the multi-year pattern of positive returns for all of the Alpine Funds, as well as their strong peer performance rankings as detailed in the individual fund discussion sections. Please note that Alpine continues to separate the reports of our three real estate funds from our 'Dynamic' series and income funds.

  In the period under review, the capital markets began to transition from a recovery phase to one focused on the possibility of renewed stable economic growth. The uneven and protracted shift from the recession of 2001 to the renewal of economic expansion in 2003 and 2004 was influenced by several factors which have now added increased uncertainty to the stock market. Issues such as the probable end to the accommodative stance of the Federal Reserve, Iraq, terrorism and higher oil prices, plus the vacillating consumer confidence level, and improvement in the previously weak employment numbers are main factors high on the minds of investors. Despite these near-to-medium term uncertainties, the probability that this stage of the business cycle equates to the third inning of a nine-inning baseball game underpins the long-term investment decision process.

  For the equity markets, the above mentioned economic factors of interest rates, oil prices, consumer confidence and corporate employment growth are all interrelated. While higher oil prices might become inflationary, its cost burden could have a slowing effect on the economy and hence limit the upward movement of interest rates. In a similar fashion a decrease in consumer confidence tends to slow domestic consumption which in turn may well limit top line revenue growth and restrain hiring. However, this too might limit interest rates which could sustain strong housing demand. Such vacillation between scenarios creates uncertainty, which is unsettling given the forward looking nature of the equity markets. However, this is not unusual for a market in transition. Many investors are now cautiously evaluating business prospects for 2005 and beyond. The critical issue will be how robust and sustainable that growth is.

  The prospects for further profitable growth in the industrial economy are surely positive with the continuing stimulus of military related defense expenditures. The armaments program is a sustaining force so long as American troops remain under attack in Iraq and Afghanistan. The number of troops in these theaters could most certainly be increased. As the war effort continues, it remains a major contributor to industrial output, adding to the prospect for improving employment, which in itself helps to sustain consumer demand. Industries which became lean and mean with downsized operations after the 2001 recession, are beginning to spend for enhanced productive capacity and employment. Major consumer expenditures, notably housing, remain near peak levels notwithstanding the upward trend in mortgage rates. Only the escalating price of gasoline and other fuels cast a pall over renewed consumer expenditures and corporate efficiencies.

  Given the Federal Reserves history and official comments, it is likely that this era of super stimulation from low interest rates has ended. The market yield on ten-year U.S. Treasury Bonds has already discounted increases in the Fed Funds Rate by rising from 3.88% on April 1, to 4.51% on April 30 and subsequently rising over 4.8% in June. This has occurred even though the Fed has yet to act, and the Fed Fund Rate remains at 1%. A "neutral" Fed Funds Rate of between 2.5% to 3.5% could be achieved in 18-24 months of "measured" rate increases, which should produce a flatter yield curve with the 10-year Treasury Bond yield between 5.5% to 6%. This scenario assumes that neither inflation will re-emerge after almost fourteen-years of averaging roughly 2.5% per year, nor would the economy slide back towards recession.

  Given that a year has passed since the June bottom in long-term yields, Alpine believes that the capital markets are well prepared for the scenario which we outline. Equity investment opportunities in the months ahead will increasingly be centered on those companies which can sustain earnings growth through the latter part of this year and into 2005, despite a potentially less robust economy. Alpine believes that this year's likely GDP growth of 4.5% will moderate to approximately 3% in 2005. The emphasis on continued corporate financial efficiency and sustaining top line revenue growth should be reflected in an ever broader spectrum of mergers and acquisitions (M&A). We do not expect such M&A to be in the spirit of prior decades where conglomeration of dispirit businesses was designed primarily to generate scale. The deals ought likely be aimed at providing supplemental and accelerated growth opportunities in closely related businesses, especially if efficiencies and breadth of offerings can be achieved. This should be particularly beneficial for smaller specialty companies occupying dominant niche positions with product lines supplemental to those of larger companies. For example, the recently announced General Electric acquisition of BHA Group, a small cap producer of power plant air pollution control equipment, demonstrates that even a giant company sees merit in rounding out its business lines by offering a unique technology through the acquisition of a vendor serving the same customers. This is a pattern we expect to see recur. The financial industry, notably banks, should continue the long term trend of mergers and acquisitions, especially where improved interest margins can be obtained as interest rates rise and commercial loan demand concurrently accelerates. We also expect to see consolidations in areas ranging from home building, pharmaceuticals, retailing, to internet services and beyond.

  Alpine believes that companies which can create higher levels of both top line and bottom line growth will probably be favored by the equity markets over the next 12 to 18 months. The bond markets on the other hand have become increasingly risky for investors as the apparent bottoming of interest rates suggests that the specter of possible principal losses may overhang the fixed income markets for the next year or two. We believe that investments in dividend paying stocks will continue to gain favor as a supplement or even replacement for the income component of many portfolios. This significant shift is reinforced by the 2003 tax legislation which favors equity dividend income. Furthermore, we do not expect the potential for a Kerry victory in the Fall to lead to any significant change in this established and increasingly popular tax legislation.

  In summary, we expect modest positive returns for the balance of this fiscal year as the strengthening economy, with continued strong earnings growth from corporate America, is tempered by caution over the extent of interest rate hikes, as well as uncertainty over both geopolitical and domestic political events. We anticipate that positive earnings growth will continue into next year, although very likely not at the lofty pace of the first six months of 2004. While periods with conflicting crosscurrents such as this can create a challenging investment environment, it also creates opportunities for long-term investment. We believe that Alpine's value driven investment strategies, opportunistic methods and fundamental depth of experience will assist us in uncovering a large share of interesting and potentially profitable investments.

  As always, we appreciate your interest and support. We look forward to reporting to you on our progress in the next quarter.

Sincerely,

/S/Samuel A. Lieber

Samuel A. Lieber
President, Alpine Mutual Funds

This letter and those that follow represent the opinions of Alpine Funds management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus. Please read it carefully before you invest or send money. Mutual fund investing involves risk. Principal loss is possible.

Quasar Distributors, LLC, Distributor.  06/04

                       ALPINE REALTY INCOME & GROWTH FUND

Value of a $10,000 Investment

                Alpine Realty Income &        Morgan Stanley
    Date      Growth Fund Class Y Shares        REIT Index        S&P 500 Index
    ----      --------------------------      --------------      -------------
 12/29/1998             $10,000                  $10,000            $10,000
 12/31/1998             $10,170                  $10,162             $9,899
  1/31/1999             $10,250                   $9,889            $10,313
  2/28/1999              $9,990                   $9,727             $9,993
  3/31/1999             $10,005                   $9,674            $10,392
  4/30/1999             $11,066                  $10,609            $10,795
  5/31/1999             $11,369                  $10,834            $10,540
  6/30/1999             $11,250                  $10,632            $11,125
  7/31/1999             $10,984                  $10,298            $10,778
  8/31/1999             $10,810                  $10,199            $10,724
  9/30/1999             $10,481                   $9,772            $10,431
 10/31/1999             $10,314                   $9,549            $11,090
 11/30/1999             $10,220                   $9,407            $11,316
 12/31/1999             $10,641                   $9,700            $11,982
  1/31/2000             $10,652                   $9,760            $11,380
  2/29/2000             $10,533                   $9,605            $11,165
  3/31/2000             $11,006                   $9,958            $12,256
  4/30/2000             $11,905                  $10,627            $11,888
  5/31/2000             $12,168                  $10,725            $11,644
  6/30/2000             $12,772                  $10,990            $11,931
  7/31/2000             $13,519                  $11,987            $11,744
  8/31/2000             $13,218                  $11,495            $12,473
  9/30/2000             $13,579                  $11,849            $11,815
 10/31/2000             $12,967                  $11,287            $11,765
 11/30/2000             $13,171                  $11,485            $10,838
 12/31/2000             $14,045                  $12,301            $10,891
  1/31/2001             $14,553                  $12,353            $11,277
  2/28/2001             $14,403                  $12,141            $10,250
  3/31/2001             $14,064                  $12,241             $9,601
  4/30/2001             $14,416                  $12,525            $10,346
  5/31/2001             $14,885                  $12,805            $10,416
  6/30/2001             $15,463                  $13,578            $10,162
  7/31/2001             $15,440                  $13,285            $10,062
  8/31/2001             $15,690                  $13,776             $9,433
  9/30/2001             $14,934                  $13,226             $8,671
 10/31/2001             $14,450                  $12,783             $8,837
 11/30/2001             $15,201                  $13,528             $9,514
 12/31/2001             $15,820                  $13,879             $9,598
  1/31/2002             $16,329                  $13,847             $9,458
  2/28/2002             $16,577                  $14,121             $9,275
  3/31/2002             $17,453                  $15,031             $9,624
  4/30/2002             $18,232                  $15,127             $9,041
  5/31/2002             $18,270                  $15,319             $8,975
  6/30/2002             $18,788                  $15,759             $8,336
  7/31/2002             $18,330                  $14,875             $7,686
  8/31/2002             $18,343                  $14,900             $7,736
  9/30/2002             $17,941                  $14,358             $6,896
 10/31/2002             $17,515                  $13,637             $7,503
 11/30/2002             $17,981                  $14,266             $7,944
 12/31/2002             $18,186                  $14,385             $7,477
  1/31/2003             $18,055                  $13,989             $7,282
  2/28/2003             $17,896                  $14,239             $7,173
  3/31/2003             $18,234                  $14,538             $7,242
  4/30/2003             $19,102                  $15,152             $7,838
  5/31/2003             $20,223                  $16,008             $8,251
  6/30/2003             $20,654                  $16,375             $8,356
  7/31/2003             $21,397                  $17,244             $8,504
  8/31/2003             $21,588                  $17,349             $8,669
  9/30/2003             $22,328                  $17,963             $8,577
 10/31/2003             $22,849                  $18,266             $9,062
 11/30/2003             $23,630                  $19,069             $9,142
 12/31/2003             $24,332                  $19,668             $9,621
  1/31/2004             $25,110                  $20,530             $9,798
  2/29/2004             $25,680                  $20,873             $9,934
  3/31/2004             $26,715                  $22,038             $9,784
  4/30/2004             $23,694                  $18,771             $9,630

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth reflect the waiver and recovery of certain fees. Without the waiver and recovery of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

The Morgan Stanley REIT Index ("RMS") is a total return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The Lipper Real Estate Funds Average is an average of funds that invest 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Morgan Stanley REIT Index, Lipper Real Estate Funds Average and S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                    COMPARATIVE TOTAL RETURNS AS OF 4/30/04

                                                                                           SINCE INCEPTION
                                     6 MONTHS(1)<F1>     1 YEAR     3 YEAR      5 YEAR       (12/29/98)
                                     ---------------     ------     ------      ------     ---------------
Alpine Class Y                            3.69%          24.03%     18.01%      16.45%         17.55%
Morgan Stanley REIT Index                 2.77%          23.90%     14.43%      12.08%         12.52%
S&P 500 Index                             6.27%          22.87%     -2.36%      -2.25%         -0.70%
Lipper Real Estate Funds Average          4.06%          25.67%     14.50%      11.93%         12.69%
Lipper Real Estate Fund Rank                N/A(1)<F1>   96/182     12/146       5/110          5/103

(1)<F1> Not Annualized. The NASD does not recognize rankings for less than one year.

GEOGRAPHICAL DISTRIBUTION*<F2>

Mid Atlantic                         20%
Pacific Southwest                    20%
Southeast                            16%
Midwest                              14%
South                                12%
New England                           6%
Central Plains                        4%
Mountain States                       4%
Pacific Northwest                     3%
International                         1%

SECTOR DISTRIBUTION*<F2>

Retail                               24%
Office/Industrial                    23%
Lodging                              17%
Health Care                          13%
Apartments                            7%
Mortgage/Finance                      7%
Diversified                           4%
Other                                 3%
Net Lease                             2%

TOP 10 HOLDINGS*<F2>
 1.   iStar Financial Inc.                                            4.84%
 2.   Vornado Realty Trust                                            3.86%
 3.   General Growth Properties, Inc.                                 3.77%
 4.   Prime Group Realty Trust, Series B, 9.000%                      3.58%
 5.   La Quinta Corporation                                           3.48%
 6.   Chelsea Property Group, Inc.                                    3.34%
 7.   FelCor Lodging Trust Inc.                                       3.03%
 8.   Nationwide Health Properties, Inc.                              2.92%
 9.   The Macerich Company                                            2.83%
10.   Equity Office Properties Trust                                  2.69%

*<F2> Portfolio holdings, geographical distributions and/or sector distributions are as of 4/30/04 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

                       ALPINE REALTY INCOME & GROWTH FUND

  We are pleased to report on the fiscal half-year of the Alpine Realty Income
& Growth Fund, ended April 30, 2004. Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

  The Alpine Realty Income & Growth Fund returned 3.69% during the six-month period that ended April 30, 2004. Net asset value per share increased to $16.86 from $16.67. Additionally, the Fund made a quarterly income distribution of $.22 as well as a $.0394 long term gain distribution on December 23, 2003 and another income distribution of $.19 on March 23, 2004. The Fund's six-month 3.69% performance compares favorably to the 2.77% return of the Morgan Stanley REIT Index (the "RMS Index"), yet lagged the 6.27% total return of the S&P 500 Index. Since its inception on December 29, 1998 through April 30, 2004, the Fund achieved an annualized return of 17.55% which compares to the 12.53% return of the RMS Index and -.70% for the S&P 500 Index.

  The latest six-month period in the real estate securities arena was characterized by significant stock price volatility. Initially, from October 31, 2003 through April 1, 2004, the RMS Index returned 21.76%, continuing its extraordinary bull run of fourteen consecutive "up" months (February 2003 through March 2004) during which it cumulatively outperformed the S&P 500 Index, 57.56% to 34.36%. However, it then declined sharply, losing 15.6% between April 1 and April 30. The first phase of appreciation was due, in our opinion, to overly optimistic assumptions regarding the pace of real estate market recovery and resultant absorption of excess capacity as well as extraordinarily strong capital flows seeking higher yielding alternatives to corporate and Treasury obligations. While the record quarterly inflows into real estate dedicated funds of $3.5 billion (Q1 2004) reflect this phenomenon, we believe unusually large allocations by other non-dedicated real estate investors including traditional equity income funds and by newly formed closed-end funds were even more causal in pushing the RMS Index to an all-time high of 661.80 on April 1, 2004. However, on April 2 an unexpectedly strong job creation report showed an increase of 308,000 jobs (approx. 3X economists' consensus) and served as a catalyst to push interest rates higher, impacting perceptions regarding the relative attractiveness of REIT dividend yields. The yield on the ten-year Treasury rose from 3.88% on April 1 to 4.51% on April 30. This abrupt shift in interest rate expectations contrasted with the average REIT yield of 5.03% as of April 1 and ignited a decline in REIT prices. Such prices fell throughout the remainder of April and into May when the RMS reached its near-term bottom of
538.02 on May 10, down 18.61% from the peak. During this period, the Fund declined 15.05% as price decreases in its REIT holdings were partially offset by the Fund's conservative posture, cash equivalent holdings during the period, and preferred equity positions.

  Underlying real estate property fundamentals remained generally weak during the latest fiscal period, though market conditions in most sectors probably bottomed in the fourth quarter of 2003 and have exhibited modest yet uneven improvement as the overall economy regains some strength. Office markets in New York, Washington, D.C., and Southern California have exhibited stronger tenant demand though, given a national vacancy rate of 16.8% as of March 31, 2004 according to CB Richard Ellis, landlords in the rest of the country continue to experience significant rent decreases and high reletting costs as office leases expire. National industrial real estate vacancy is still stubbornly high at 11.3%, while some positive absorption of capacity reduced availabilities from 11.6% at the end of the year. Apartment owners remain impacted by new supply and homebuying though recent employment increases appear to have finally translated into rents stabilizing and tenant concession easing though pricing power remains elusive. Retail real estate continued to be a rare area of strength with shopping centers maintaining solid occupancies and improving sales productivity despite a reasonably high level of retailer bankruptcies. Finally, the lodging industry, after years of depressed leisure travel conditions following September 11, 2001 and anemic individual business traveler demand, is experiencing occupancy gains and, more recently, rate improvement which should translate into stronger operating margins as the year progresses.

  The best performing property sectors within the RMS Index over the last six months were companies owning hotels, healthcare related assets, and regional malls which returned 10.76%, 7.07%, and 6.55%, respectively. The Fund benefited from its overweight positions in these areas. Top performers in the lodging sector included Starwood Hotels & Resorts Worldwide (+20.73%), La Quinta Corp. (+16.53%), and Hospitality Properties Trust (+10.41%) and in the regional mall sector included Simon Property Group (+9.62%), General Growth Properties (+8.03%), and The Macerich Co. (+6.98%). Another retail holding, Developers Diversified Realty returned 16.26% over the period. The weakest performing sectors included triple-net lease companies (-2.24%) whose stock prices were particularly hard hit by the rise in interest rates and apartments (+.36%). The Fund's only significant triple-net lease company, Entertainment Properties Trust returned a respectable 6.93%, however, driven by its above average earnings growth prospects. Meanwhile, the Fund remained underweighted in the apartment group which despite signs of improving fundamentals remains expensive with many companies continuing to buy assets at prices which we believe will result in inferior long term returns on equity.

  Significant changes to the Fund's portfolio since our October 2003 report include an increase in investment in hotel and retail mall-owning companies, a reduction in preferred equity investments, and a reduction in our cash equivalents. Seeing attractive valuations and improving fundamentals for hotel companies, we increased investment in lodging common equities from 7.4% of fund assets as of October 31, 2003 to 13.2% at April 30, 2004 and made Felcor Lodging Trust one of the Fund's top ten holdings given its large stock price discount to underlying value and potential for significant and meaningful balance sheet fixes. Additionally, keeping with our previously stated intent, we reduced exposure to preferred securities during the period from 16.4% to 12.2% and further to 8.9% as of May 31, 2004. Finally, cash equivalent positions were reduced following the RMS Index's decline that commenced April 2, 2004 with the Fund adding to our investments in entities such as Vornado Realty Trust, an owner of office properties in New York and Washington, D.C., and to General Growth Properties, The Mills Corp. and The Macerich Company, increasing the Fund's retail mall investments to 18.6% of assets from 13.8% as of October 31, 2003.

  In general, we are still relatively cautious on the group, despite being confident for the first time in nearly three years that operating fundamentals for many real estate companies in our universe will improve meaningfully over the next 12-24 months. The essential question, in our view, remains the pace of recovery relative to current valuations. While as of June 10th, the RMS Index is off nearly 10% from its astronomical peak of April 1, 2004, valuations remain somewhat indiscriminately optimistic, exhibited in many instances by only slight multiple differentiation. Moreover, many companies, particularly in the apartment and office sectors, still do not currently cover their dividends from operating cash flow and, perhaps more relevantly, have minimal prospects for dividend increases through 2005. With what we expect to be a gradual yet steady rise in interest rates over the remainder of the year, we anticipate that yield-driven (vs. total return-driven) owners of REIT securities may very well continue to reassess the attractiveness of REIT dividends, adding to volatility in the group. Meanwhile, as we concluded six months ago, the Fund will continue its traditional search for discounted value situations and properly priced opportunities for growth.

Please refer to the schedule of portfolio investments for fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

                      ALPINE U.S. REAL ESTATE EQUITY FUND

Value of a $10,000 Investment

               Alpine U.S. Real Estate         Wilshire
                     Equity Fund             Real Estate
    Date           Class Y Shares          Securities Index       S&P 500 Index
    ----           --------------          ----------------       -------------
    9/1/93             $10,000                  $10,000             $10,000
   9/30/93             $10,350                  $10,400              $9,929
  10/31/93             $10,570                  $10,106             $10,134
  11/30/93             $10,180                   $9,664             $10,038
  12/31/93             $10,760                   $9,653             $10,159
   1/31/94             $11,102                   $9,943             $10,505
   2/28/94             $11,403                  $10,350             $10,219
   3/31/94             $10,901                   $9,871              $9,774
   4/30/94             $10,740                   $9,983              $9,899
   5/31/94             $10,358                  $10,191             $10,061
   6/30/94             $10,117                   $9,990              $9,815
   7/31/94             $10,087                  $10,013             $10,137
   8/31/94             $10,529                  $10,007             $10,552
   9/30/94             $10,117                   $9,839             $10,294
  10/31/94              $9,635                   $9,480             $10,525
  11/30/94              $9,092                   $9,109             $10,142
  12/31/94              $9,591                   $9,816             $10,292
   1/31/95              $9,404                   $9,499             $10,559
   2/28/95              $9,726                   $9,796             $10,970
   3/31/95              $9,674                   $9,853             $11,293
   4/30/95              $9,581                   $9,778             $11,625
   5/31/95             $10,392                  $10,102             $12,089
   6/30/95             $10,839                  $10,276             $12,370
   7/31/95             $11,276                  $10,444             $12,779
   8/31/95             $11,526                  $10,571             $12,811
   9/30/95             $11,900                  $10,766             $13,352
  10/31/95             $11,557                  $10,425             $13,304
  11/30/95             $11,443                  $10,534             $13,888
  12/31/95             $12,870                  $11,145             $14,155
   1/31/96             $13,074                  $11,305             $14,636
   2/29/96             $12,999                  $11,528             $14,772
   3/31/96             $13,085                  $11,625             $14,915
   4/30/96             $12,977                  $11,687             $15,134
   5/31/96             $13,612                  $11,949             $15,524
   6/30/96             $13,601                  $12,180             $15,583
   7/31/96             $13,139                  $12,071             $14,895
   8/31/96             $13,397                  $12,585             $15,210
   9/30/96             $13,515                  $12,899             $16,065
  10/31/96             $13,784                  $13,248             $16,508
  11/30/96             $14,688                  $13,798             $17,755
  12/31/96             $15,758                  $15,271             $17,403
   1/31/97             $16,464                  $15,488             $18,490
   2/28/97             $16,998                  $15,502             $18,635
   3/31/97             $16,229                  $15,557             $17,871
   4/30/97             $16,030                  $15,054             $18,936
   5/31/97             $16,787                  $15,502             $20,089
   6/30/97             $18,721                  $16,268             $20,988
   7/31/97             $20,717                  $16,810             $22,658
   8/31/97             $21,250                  $16,685             $21,389
   9/30/97             $24,151                  $18,333             $22,560
  10/31/97             $23,370                  $17,551             $21,807
  11/30/97             $23,411                  $17,903             $22,816
  12/31/97             $24,490                  $18,303             $23,208
   1/31/98             $23,965                  $18,045             $23,464
   2/28/98             $24,898                  $17,816             $25,155
   3/31/98             $25,875                  $18,167             $26,443
   4/30/98             $25,044                  $17,594             $26,709
   5/31/98             $24,212                  $17,426             $26,250
   6/30/98             $24,183                  $17,334             $27,315
   7/31/98             $22,316                  $16,128             $27,025
   8/31/98             $17,941                  $14,453             $23,122
   9/30/98             $18,189                  $15,262             $24,603
  10/31/98             $17,853                  $15,051             $26,603
  11/30/98             $18,743                  $15,334             $28,215
  12/31/98             $19,344                  $15,115             $29,839
   1/31/99             $19,565                  $14,787             $31,087
   2/28/99             $18,079                  $14,670             $30,121
   3/31/99             $17,445                  $14,591             $31,326
   4/30/99             $20,198                  $16,146             $32,539
   5/31/99             $20,346                  $16,419             $31,772
   6/30/99             $19,860                  $16,142             $33,533
   7/31/99             $19,021                  $15,523             $32,487
   8/31/99             $17,563                  $15,291             $32,327
   9/30/99             $16,297                  $14,602             $31,441
  10/31/99             $15,502                  $14,330             $33,430
  11/30/99             $15,634                  $14,105             $34,110
  12/31/99             $15,944                  $14,635             $36,118
 1/31/2000             $15,237                  $14,695             $34,303
 2/29/2000             $14,781                  $14,414             $33,654
 3/31/2000             $16,032                  $15,045             $36,945
 4/30/2000             $16,312                  $16,118             $35,834
 5/31/2000             $16,606                  $16,310             $35,098
 6/30/2000             $17,357                  $16,860             $35,963
 7/31/2000             $17,563                  $18,373             $35,402
 8/31/2000             $19,256                  $17,712             $37,599
 9/30/2000             $19,933                  $18,287             $35,615
10/31/2000             $18,829                  $17,492             $35,464
11/30/2000             $18,093                  $17,886             $32,670
12/31/2000             $19,521                  $19,129             $32,830
 1/31/2001             $22,583                  $19,320             $33,994
 2/28/2001             $21,170                  $18,917             $30,896
 3/31/2001             $20,964                  $18,932             $28,940
 4/30/2001             $22,671                  $19,384             $31,187
 5/31/2001             $22,406                  $19,926             $31,397
 6/30/2001             $23,142                  $20,996             $30,633
 7/31/2001             $23,761                  $20,576             $30,331
 8/31/2001             $22,730                  $21,295             $28,434
 9/30/2001             $19,977                  $20,032             $26,138
10/31/2001             $19,933                  $19,283             $26,637
11/30/2001             $22,215                  $20,532             $28,680
12/31/2001             $24,438                  $21,127             $28,931
 1/31/2002             $25,689                  $21,219             $28,509
 2/28/2002             $26,852                  $21,709             $27,959
 3/31/2002             $27,795                  $23,042             $29,011
 4/30/2002             $30,680                  $23,181             $27,253
 5/31/2002             $29,577                  $23,416             $27,053
 6/30/2002             $30,990                  $23,896             $25,127
 7/31/2002             $26,367                  $22,416             $23,168
 8/31/2002             $26,294                  $22,426             $23,320
 9/30/2002             $25,116                  $21,436             $20,788
10/31/2002             $25,808                  $20,369             $22,616
11/30/2002             $25,883                  $21,377             $23,946
12/31/2002             $25,205                  $21,690             $22,540
 1/31/2003             $25,530                  $21,055             $21,949
 2/28/2003             $24,557                  $21,365             $21,620
 3/31/2003             $25,382                  $21,908             $21,830
 4/30/2003             $28,948                  $22,830             $23,627
 5/31/2003             $33,916                  $24,140             $24,871
 6/30/2003             $34,048                  $24,611             $25,188
 7/31/2003             $34,828                  $26,039             $25,633
 8/31/2003             $36,169                  $26,318             $26,132
 9/30/2003             $38,704                  $27,204             $25,855
10/31/2003             $43,051                  $27,619             $27,317
11/30/2003             $45,543                  $28,816             $27,557
12/31/2003             $45,862                  $29,732             $29,001
 1/31/2004             $45,450                  $30,840             $29,533
 2/29/2004             $48,767                  $31,470             $29,944
 3/31/2004             $52,098                  $33,331             $29,492
 4/30/2004             $47,013                  $28,704             $29,030

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities. The Lipper Real Estate Funds Average is an average of funds that invest 80% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry. Lipper Rankings for the periods shown are based on Fund total returns with dividends and distributions reinvested and do not reflect sales charges. The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Wilshire Real Estate Securities Index, Lipper Real Estate Funds Average and S&P 500 Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                    COMPARATIVE TOTAL RETURNS AS OF 4/30/04

                                               6 MONTHS(1)<F3>     1 YEAR     3 YEAR    5 YEAR     10 YEAR   SINCE INCEPTION(2)<F4>
                                               ---------------     ------     ------    ------     ------    ----------------------
Alpine Class Y                                      9.21%          62.42%     27.52%     18.41%    15.91%            15.63%
Alpine Class B*<F39>                                3.68%          55.76%     25.78%     17.11%       N/A            16.80%
Wilshire Real Estate Securities Index               3.93%          25.74%     13.97%     12.18%    11.13%            10.39%
S&P 500 Index                                       6.27%          22.87%     -2.36%     -2.25%    11.36%            10.52%
Lipper Real Estate Funds Average - Class Y          4.06%          25.67%     14.50%     11.93%    10.89%            10.29%
Lipper Real Estate Fund Rank - Class Y                N/A(1)<F3>    3/182      2/146      2/110      1/12               1/7

 *<F39>   REFLECTS MAXIMUM CONTINGENT DEFERRED SALES CHARGES OF 5.00% IN FIRST
          YEAR.
(1)<F3> Not Annualized. The NASD does not recognize rankings for less than one year.
(2)<F4> Class B shares commenced on March 7, 1995 and Class Y shares commenced on September 1, 1993.

GEOGRAPHICAL DISTRIBUTION*<F5>

Pacific Southwest                    22%
South                                21%
Southeast                            20%
Mid Atlantic                         14%
Mountain States                       8%
New England                           6%
Midwest                               5%
Central Plains                        3%
Pacific Northwest                     1%

SECTOR DISTRIBUTION*<F5>

Homebuilder                          58%
Lodging                              18%
Retail                                8%
Office                                8%
Other Diversified                     3%
Land                                  1%

TOP 10 HOLDINGS*<F5>
 1.   Hilton Hotels Corporation                                       5.61%
 2.   Gaylord Entertainment Company                                   5.43%
 3.   La Quinta Corporation                                           5.22%
 4.   The Ryland Group, Inc.                                          5.20%
 5.   Pulte Homes, Inc.                                               5.01%
 6.   Standard Pacific Corp.                                          4.98%
 7.   Hovnanian Enterprises, Inc. - Class A                           4.73%
 8.   M/I Homes, Inc.                                                 4.45%
 9.   M.D.C. Holdings, Inc.                                           4.44%
10.   WCI Communities, Inc.                                           4.41%

*<F5> Portfolio holdings, geographical distributions and/or sector distributions are as of 4/30/04 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

                      ALPINE U.S. REAL ESTATE EQUITY FUND

  We are pleased to report on the fiscal half-year of the Alpine U.S. Real Estate Equity Fund, ended April 30, 2004. Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

  The Alpine U.S. Real Estate Equity Fund produced a total return of 9.26% for the six month period ending April 30th, 2004. This compares favorably with both the Wilshire Real Estate Securities Index which gained 3.94% and the S&P 500 which added 6.27%. During the month of April, this Fund declined by -9.76% which compared with the -13.88% decline in the Wilshire Real Estate Securities Index and the -1.57% fall in the S&P 500. This outperformance was in part due to a combination of cash reserves and a short-term reduction in homebuilding stocks from 60% of the portfolio to 40% in early April before renewed investment returned the sector weighting above 50%. Over the past 12 months, the Fund produced a total return of 62.42% versus respective index returns of 25.74% and 22.87%, for the Wilshire and the S&P. This period under review builds on the Fund's top tier relative outperformance for the past one, three, five and ten year and since inception periods for which the Fund ranks #3, #2, #2, #1 and #2, respectively (see Lipper rankings on opposite page), leading to recognition by both mutual fund ratings groups, as well as business media.

  We attribute the Fund's history of performance not only to stock selection and portfolio construction, but also to this Fund's virtually unique approach to real estate securities investing. The Alpine U.S. Real Estate Equity Fund emphasizes capital appreciation before income, which is secondary, enabling the Fund to employ a broader investment universe beyond REITs to encompass lodging companies, homebuilders, and real estate asset plays. This enables the manager to focus the portfolio on companies which may best benefit from different phases of the real estate cycle.

  Currently, we believe that companies which may best perform in this early phase of the real estate cycle are residential developers and lodging companies. Historically, home sales lead economic recovery as low interest rates and then rising employment and income levels support demand. Business and leisure travel correlate with GDP growth. This time the recovery from the trauma of 9/11, SARS, war with Iraq, is off a very low base. Retail mall companies are still enjoying strong consumption patterns first stimulated by mortgage refinancing, and now by the improving economy, this continues to drive retail sales and tenant demand.

  Traditionally, apartment REITs recover within the first year or so of an economic rebound, however, competition from home sales and a continuous high level or apartment construction, uninterrupted for the past six years, has created a supply imbalance, so recovery will be unimpressive for a year or two. Thus, high current apartment REIT share prices appear overly ambitious. Industrial properties should also benefit over the next couple of years as the cycle improves yet again we find that the industrial REITs are more expensive than we believe is warranted by near-term growth. Community shopping centers have performed well over the last few years, and we expect that performance will remain relatively stable, however, the threat of encroachment by Wal-Mart and Target into the neighborhood supermarket segment could be selectively damaging for some REITs. The other major property type are offices which we believe will not see recovery typically for two or three years given that average lease terms are five to seven years or more. This suggests that leases for office REITs, half of their portfolios are still well above current market levels. Given the 16.8% nationwide office vacancy rate, we do not expect office rents to rise materially over the next year or so. Nevertheless, companies which are exposed to New York City, Washington, D.C. and parts of Southern California office markets are fairing much better given the much more favorable occupancy and absorption trends which exist today.

  Alpine believes that the homebuilding sector continues to provide the greatest opportunity despite its superior returns over the past five years. Alpine's analysis of public homebuilding companies reveals not only strong performance driven by the demand throughout the housing sector but also a unique consolidation story which should continue to aid these stocks even if the housing sector's overall growth slows over the next year or two. Here are a few statistics from Alpine's analysis which document the performance of this sector, illustrating the rational for retaining a high portfolio weighting in homebuilders. Over the past five years, compound annual earnings growth for public homebuilders has exceeded 34%. During this period, revenues have grown by more than 22% annualized. Note that this compares with the nationwide value of new homes sold (the change in number of units sold nationwide multiplied by the average annual price increase in new homes) which grew by over 12% per annum. This sales comparison represents the gains in market share which public builders have achieved, equating to roughly 10% of their average annual revenue growth over the last five years. This substantiates both industry and sell-side analyst estimates that public companies' market share has grown from 7% in 1993 to over 20% today. Given Alpine's estimation that new home sales in 2005 could decline by 3-5% nationwide, a continuation of market share gains on the order illustrated above suggests that public companies will be able to grow both their revenues and earnings. This supports Alpine's estimates for 2005, reflecting a 10-20% earnings growth range for most of the companies in this sector, while assuming a modest market slowdown. We believe our estimates may prove conservative if employment gains fully offset potential future increases in interest rates.

  Historically, the stock market valued homebuilding stocks at very high price-to-earnings (PE) ratios early in the business cycle (1984-1985, 1992-1993) when earnings would rise rapidly from recessionary levels. Conversely, the stocks would be valued at low multiples (1990, 2000) when the sector was viewed to be peaking before a near-term decline. During this past cycle, these companies have gone from strength to strength and yet the multiples still remain at relatively low levels. Indeed, home sales have set records for four of the last five years! Current valuations contrast with Alpine's analysis of average PE multiples for public companies through the 1980's and first half of the 1990's when the average PE level equated to roughly two-thirds of the then current S&P 500 earnings multiple. We believe that these stocks will finally be valued by the equity markets at such a level when they demonstrate positive earnings during a slow year for the overall industry. We believe that 2005 will be such a year and we would expect that over the next 18 months homebuilder stocks will move to a more appropriate PE multiple range of approximately 10-14 times prospective earnings. Such a combination of strong historic earnings growth, prospective growth comparable or better than the market and potential revaluation could provide total returns above and beyond most other investments that we foresee over the medium term. Nevertheless, Alpine believes it is important for portfolio considerations to maintain diversification and balance, so we are limiting the Fund's exposure to homebuilders to roughly 60%, augmented with investments providing different prospective risk, return and investment time horizons. We believe this approach to balancing the portfolio not only aided the Fund's relative returns during the difficult month of April, but had a positive impact over the semi-annual period under review.

  Among the top performers for the Fund from October through April there were no homebuilders and all have been long-term holdings, as follows:

  Alexander's Inc.                                  +45.21%
  Price Legacy Corp.                                +38.34%
  Impac Mortgage Holdings, Inc.                     +33.21%
  Florida East Coast Industries                     +22.93%
  LaQuinta Corp.                                    +16.53%

  Alexander's is the New York City development REIT which is completing a 70-story office tower for Bloomberg L.P., with residences on top. Price Legacy is a shopping center which has been restructuring its management and business model over the past year. Impac is a mortgage REIT which both originates and holds adjustable rate mortgages for investment. Since 2001, Impac's dividend has been raised nine times to more than double its quarterly payments. Florida East Coast is building office parks alongside its rail lines stretching from Jacksonville to Miami - a region which is currently booming. LaQuinta's hotels are enjoying room rate and occupancy gains superior to national averages.

  Notable changes to the portfolio were made in early April in response to rising rates. Homebuilders Beazer and D.R. Horton were sold due to their high exposure to first time buyers. New positions were subsequently initiated in the April REIT sell-off, including General Growth Properties, The Mills Corp. and Felcor Lodging. We also added to Chelsea Property and Impac Mortgage as well as several homebuilders. Vail Resorts and Hilton Hotels were added to the portfolio prior to April, and have produced strong first quarter earnings.

  The portfolio strategy for this phase of the business cycle is firmly in place. We do expect that improving economics will combine with geopolitical uncertainties to create market volatility over the rest of this year which could create further investment opportunities. We will continue to balance the portfolio with strong growth situations, prime property portfolios, undervalued opportunities, and dominant niche businesses. Thus, we do not anticipate dramatic changes in the portfolio before year end.

FUNDS THAT CONCENTRATE THEIR INVESTMENTS IN A SPECIFIC SECTOR, SUCH AS REAL ESTATE, MAY EXPERIENCE MORE VOLATILITY AND BE EXPOSED TO GREATER RISK THAN MORE DIVERSIFIED MUTUAL FUNDS. ALPINE ADVOCATES THE USE OF SECTOR FUNDS AS PART OF AN INTEGRATED INVESTMENT STRATEGY.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of Funds with similar investment objectives.

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

Value of a $10,000 Investment

                Alpine International        S&P/Citigroup
              Real Estate Equity Fund      World (ex U.S.)
    Date           Class Y Shares           Property Index     MSCI EAFE Index
    ----           --------------           --------------     ---------------
     2/1/89            $10,000                  $10,000             $10,000
    2/28/89             $9,880                  $10,227             $10,115
    3/31/89             $9,830                   $9,870              $9,907
    4/30/89            $10,010                   $9,901              $9,989
    5/31/89             $9,800                   $9,267              $9,435
    6/30/89             $9,470                   $8,982              $9,267
    7/31/89            $10,220                  $10,351             $10,421
    8/31/89            $10,020                   $9,689              $9,942
    9/30/89            $10,220                  $10,578             $10,385
   10/31/89             $9,800                  $10,347              $9,957
   11/30/89             $9,900                  $10,580             $10,447
   12/31/89            $10,200                  $10,535             $10,822
    1/31/90             $9,966                  $10,125             $10,408
    2/28/90             $9,814                   $9,453              $9,671
    3/31/90             $9,966                   $8,407              $8,652
    4/30/90             $9,580                   $8,307              $8,572
    5/31/90            $10,119                   $9,156              $9,539
    6/30/90            $10,373                   $9,083              $9,443
    7/31/90            $10,769                   $9,305              $9,563
    8/31/90             $9,590                   $8,346              $8,622
    9/30/90             $8,044                   $7,361              $7,408
   10/31/90             $8,634                   $8,109              $8,548
   11/30/90             $8,349                   $7,854              $8,031
   12/31/90             $8,237                   $8,007              $8,148
    1/31/91             $8,532                   $8,354              $8,398
    2/28/91             $9,661                   $9,050              $9,285
    3/31/91             $9,854                   $8,587              $8,715
    4/30/91             $9,875                   $8,658              $8,789
    5/31/91             $9,773                   $8,362              $8,869
    6/30/91             $9,214                   $7,850              $8,205
    7/31/91             $9,244                   $8,449              $8,596
    8/31/91             $8,949                   $8,285              $8,409
    9/30/91             $9,173                   $8,720              $8,870
   10/31/91             $9,112                   $8,667              $8,983
   11/30/91             $8,715                   $8,326              $8,551
   12/31/91             $9,315                   $8,638              $8,979
    1/31/92             $9,600                   $8,289              $8,774
    2/29/92             $9,590                   $8,068              $8,447
    3/31/92             $9,061                   $7,529              $7,876
    4/30/92             $8,827                   $7,582              $7,900
    5/31/92             $9,376                   $8,303              $8,416
    6/30/92             $8,909                   $7,932              $8,003
    7/31/92             $8,583                   $7,498              $7,784
    8/31/92             $9,071                   $7,636              $8,258
    9/30/92             $9,153                   $7,398              $8,081
   10/31/92             $9,315                   $7,391              $7,644
   11/30/92             $9,661                   $7,287              $7,704
   12/31/92            $10,261                   $7,122              $7,732
    1/31/93            $10,355                   $7,224              $7,718
    2/28/93            $10,771                   $7,840              $7,940
    3/31/93            $11,655                   $8,584              $8,620
    4/30/93            $12,030                   $9,386              $9,425
    5/31/93            $12,488                  $10,007              $9,612
    6/30/93            $12,269                   $9,517              $9,449
    7/31/93            $12,831                   $9,734              $9,768
    8/31/93            $13,758                  $10,389             $10,283
    9/30/93            $14,101                  $10,419             $10,039
   10/31/93            $14,601                  $11,572             $10,337
   11/30/93            $14,122                  $11,056              $9,421
   12/31/93            $15,537                  $13,369             $10,089
    1/31/94            $15,632                  $13,821             $10,930
    2/28/94            $15,811                  $13,255             $10,887
    3/31/94            $14,694                  $11,997             $10,406
    4/30/94            $14,684                  $12,108             $10,835
    5/31/94            $14,463                  $12,253             $10,760
    6/30/94            $14,041                  $11,726             $10,899
    7/31/94            $14,147                  $12,314             $10,991
    8/31/94            $14,779                  $12,592             $11,238
    9/30/94            $14,547                  $12,414             $10,870
   10/31/94            $14,210                  $12,458             $11,218
   11/30/94            $13,346                  $11,274             $10,666
   12/31/94            $13,354                  $11,075             $10,719
    1/31/95            $12,258                  $10,503             $10,293
    2/28/95            $12,269                  $11,011             $10,250
    3/31/95            $11,870                  $11,395             $10,874
    4/30/95            $12,059                  $11,265             $11,268
    5/31/95            $13,077                  $11,975             $11,118
    6/30/95            $13,177                  $11,908             $10,908
    7/31/95            $13,941                  $12,426             $11,571
    8/31/95            $13,675                  $11,890             $11,115
    9/30/95            $13,432                  $12,112             $11,317
   10/31/95            $12,834                  $11,857             $10,998
   11/30/95            $12,557                  $12,160             $11,289
   12/31/95            $13,576                  $12,603             $11,729
    1/31/96            $13,952                  $13,658             $11,762
    2/29/96            $13,952                  $13,499             $11,786
    3/31/96            $14,074                  $13,802             $12,021
    4/30/96            $14,528                  $14,129             $12,355
    5/31/96            $15,181                  $14,185             $12,112
    6/30/96            $14,960                  $14,171             $12,165
    7/31/96            $14,151                  $13,740             $11,793
    8/31/96            $14,240                  $14,216             $11,803
    9/30/96            $13,963                  $14,881             $12,101
   10/31/96            $13,631                  $15,113             $11,961
   11/30/96            $14,041                  $16,322             $12,420
   12/31/96            $14,253                  $16,161             $12,244
    1/31/97            $14,219                  $16,004             $11,800
    2/28/97            $13,842                  $16,505             $11,978
    3/31/97            $13,454                  $15,442             $12,005
    4/30/97            $12,622                  $15,510             $12,053
    5/31/97            $13,365                  $17,041             $12,821
    6/30/97            $13,920                  $16,956             $13,512
    7/31/97            $14,463                  $17,217             $13,715
    8/31/97            $14,064                  $16,055             $12,674
    9/30/97            $15,018                  $16,541             $13,369
   10/31/97            $14,385                  $13,373             $12,325
   11/30/97            $14,618                  $13,012             $12,183
   12/31/97            $14,851                  $12,418             $12,273
    1/31/98            $15,284                  $11,746             $12,819
    2/28/98            $16,415                  $13,484             $13,625
    3/31/98            $16,870                  $13,131             $14,028
    4/30/98            $16,914                  $12,549             $14,122
    5/31/98            $16,415                  $11,332             $14,037
    6/30/98            $15,961                  $10,787             $14,126
    7/31/98            $15,817                  $10,121             $14,253
    8/31/98            $13,066                   $9,072             $12,470
    9/30/98            $13,099                   $9,561             $12,071
   10/31/98            $14,375                  $11,047             $13,312
   11/30/98            $15,051                  $11,498             $13,977
   12/31/98            $15,244                  $11,402             $14,511
    1/31/99            $14,900                  $10,979             $14,451
    2/28/99            $14,489                  $11,029             $14,090
    3/31/99            $14,645                  $11,681             $14,660
    4/30/99            $16,299                  $12,724             $15,237
    5/31/99            $16,144                  $12,276             $14,435
    6/30/99            $16,654                  $12,791             $14,981
    7/31/99            $16,277                  $12,918             $15,409
    8/31/99            $15,711                  $12,813             $15,447
    9/30/99            $15,022                  $12,313             $15,585
   10/31/99            $14,689                  $12,067             $16,151
   11/30/99            $14,334                  $12,535             $16,696
   12/31/99            $14,822                  $12,907             $18,177
  1/31/2000            $13,886                  $12,255             $17,006
  2/29/2000            $13,775                  $11,611             $17,447
  3/31/2000            $14,020                  $12,382             $18,106
  4/30/2000            $13,808                  $11,922             $17,137
  5/31/2000            $13,864                  $11,303             $16,701
  6/30/2000            $14,744                  $12,369             $17,336
  7/31/2000            $14,577                  $12,460             $16,593
  8/31/2000            $15,034                  $13,156             $16,720
  9/30/2000            $14,878                  $12,923             $15,889
 10/31/2000            $14,187                  $12,209             $15,498
 11/30/2000            $13,975                  $12,344             $14,901
 12/31/2000            $15,123                  $13,291             $15,413
  1/31/2001            $16,059                  $13,448             $15,402
  2/28/2001            $16,026                  $13,530             $14,234
  3/31/2001            $14,722                  $12,267             $13,250
  4/30/2001            $15,179                  $12,647             $14,144
  5/31/2001            $15,402                  $12,595             $13,604
  6/30/2001            $15,870                  $12,684             $13,028
  7/31/2001            $15,792                  $12,466             $12,786
  8/31/2001            $15,669                  $12,895             $12,440
  9/30/2001            $13,630                  $11,560             $11,164
 10/31/2001            $13,752                  $11,660             $11,447
 11/30/2001            $14,555                  $11,904             $11,860
 12/31/2001            $15,011                  $12,027             $11,928
  1/31/2002            $15,397                  $11,786             $11,289
  2/28/2002            $15,704                  $11,838             $11,354
  3/31/2002            $16,556                  $12,276             $11,935
  4/30/2002            $17,646                  $12,993             $11,988
  5/31/2002            $18,202                  $13,617             $12,099
  6/30/2002            $18,088                  $13,172             $11,598
  7/31/2002            $16,590                  $12,680             $10,445
  8/31/2002            $16,306                  $12,228             $10,395
  9/30/2002            $15,204                  $11,647              $9,265
 10/31/2002            $15,681                  $11,982              $9,756
 11/30/2002            $15,840                  $12,326             $10,187
 12/31/2002            $15,936                  $12,235              $9,839
  1/31/2003            $16,202                  $12,143              $9,423
  2/28/2003            $15,937                  $12,078              $9,190
  3/31/2003            $15,763                  $11,691              $8,970
  4/30/2003            $17,021                  $12,081              $9,812
  5/31/2003            $18,510                  $13,279             $10,367
  6/30/2003            $19,145                  $13,562             $10,594
  7/31/2003            $19,595                  $13,899             $10,839
  8/31/2003            $20,565                  $14,781             $11,073
  9/30/2003            $22,054                  $15,648             $11,396
 10/31/2003            $23,346                  $16,495             $12,106
 11/30/2003            $23,888                  $16,816             $12,378
 12/31/2003            $24,722                  $17,839             $13,346
  1/31/2004            $25,231                  $18,891             $13,536
  2/29/2004            $26,048                  $19,749             $13,853
  3/31/2004            $26,556                  $20,357             $13,937
  4/30/2004            $25,324                  $18,969             $13,637

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of the Fund fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

The GPR General Property Securities Global Index is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. It is constructed on a total return basis with immediate reinvestment of all dividends. The S&P/Citigroup World (ex. U.S.) Property Index is a market weighted total return performance index, available on a monthly basis. The index consists of any companies from developed markets that has float larger than $100 million and derive more than half of its revenue from property-related activities. MSCI EAFE Index is a capitalization weighted index that monitors the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance. The S&P/Citigroup World (ex U.S.) Property Index, GPR General Property Securities Global Index and MSCI EAFE Index are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the International Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                    COMPARATIVE TOTAL RETURNS AS OF 4/30/04

                                                                                                           SINCE INCEPTION
                                                6 MONTHS(1)<F6>    1 YEAR    3 YEAR    5 YEAR   10 YEAR        (2/1/89)
                                                ---------------    ------    ------    ------   -------    ---------------
Alpine Class Y                                       8.48%         48.79%    18.61%    9.21%     5.60%          6.29%
S&P/Citigroup World (ex U.S.) Property Index        15.00%         57.02%    14.91%    8.32%     4.59%          4.29%
GPR General Property Securities Global Index         9.12%         35.90%    14.47%    9.19%     5.04%          4.51%
MSCI EAFE Index                                     12.65%         40.88%    -1.21%   -2.45%     2.19%          2.05%

(1)<F6>  Not annualized.

GEOGRAPHICAL DISTRIBUTION*<F7>

Asia                                 41%
Europe                               40%
North America                        18%
Latin America                         1%

SECTOR DISTRIBUTION*<F7>

Residential                          32%
Lodging                              22%
Retail                               22%
Office                               16%
Industrial                            6%
Other                                 2%

TOP 10 HOLDINGS*<F7>
 1.   Diamond City Co., Ltd.                                          4.15%
 2.   City Developments Limited                                       4.09%
 3.   Accor SA                                                        3.84%
 4.   Inmobiliaria Urbis SA                                           3.28%
 5.   Alexander's, Inc.                                               3.11%
 6.   Club Mediterranee SA                                            3.09%
 7.   Citycon Oyj                                                     2.93%
 8.   JM AB                                                           2.78%
 9.   Sino Land Company Limited                                       2.77%
10.   Shangri-La Asia Limited                                         2.71%

*<F7> Portfolio holdings, geographical distributions and/or sector distributions are as of 4/30/04 and are subject to change. Portfolio holdings are not recommendations to buy or sell any securities. Top 10 Holdings does not include short-term investments.

                  ALPINE INTERNATIONAL REAL ESTATE EQUITY FUND

  We are pleased to report on the fiscal half-year of the Alpine International Real Estate Equity Fund, ended April 30, 2004. Performance data quoted represents past performance and is not predictive of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance current to the most recent month end may be lower or higher than the performance quoted and may be obtained by calling 888-785-5578.

  The Alpine International Real Estate Equity Fund produced a total return of 8.48% for the six-month period ending April 30, 2004. This compares with the 9.12% return for the General Property Securities Global Index (GPR) and 15.00% return for the S&P Citigroup World (ex-US) Property Index (S&P/Citi). For the 12 months ended April 30th, the Fund returned 48.79% compared with 35.79% and 57.02% for the respective GPR and S&P/Citi indices. Note that we use two property share indices because they respectively reflect global (roughly 50% U.S. and 50% foreign) and international (100% foreign) allocations, whereas the Fund typically targets between 80-90% internationally and 10-20% in the U.S. For further comparison, the MSCI EAFE Index gained of international stocks 12.65% during the six months and 40.75% for the 12-month period ended April 30, 2004.

  Alpine believes that this particular Fund has good correlation with the two aforementioned property share indices even though the Fund's investment universe also includes homebuilding, lodging and land asset plays which are often not in these indices. The next best fit for the Fund is with the MSCI EAFE Index. Comparison with either broad U.S. equity indices or even U.S. real estate share indices are typically not a good match. All of this is intuitive for investors who may seek international property returns, since regional or national economic factors should have a greater impact upon this Fund's pattern of returns than the drivers of U.S. domestic property and equity market trends. This was apparent in the April downdraft which hit the property sector in the U.S.
During that month, U.S. property share indices used by our other Funds, specifically the Morgan Stanley REIT Index (RMS) declined by -14.82% and the Wilshire Real Estate Securities Index fell by -13.88%. Meanwhile, the GPR and S&P/Citi Indices mentioned above declined by -8.83% and -6.82%, respectively. The Alpine International Real Estate Equity Fund declined by only -4.69% for this period as the portfolio benefited from both cash reserves, a higher proportion of lodging stocks, and perhaps portfolio selections which performed well during this period of interest rate trepidation.

  Significant shifts in the portfolio composition as compared with October 31, 2003 are a notable reduction in short-term investments in cash and cash equivalents from 14.6% to 0.4%. This reflects management's view that the investment environment has become much more attractive given the aforementioned pull-back in April. This reallocation went to increase the portfolio exposure to Europe from 29.1% to 38.7% of the portfolio. North and South America remains relatively constant at about 19.2% with 17% in the United States versus 18.5% as of October. Asia is also relatively constant with 42.9% exposure up 1% from October, 2003.

  Notable changes in the portfolio on a country basis include reduction in Australian property trusts from 5.7% to 2.8%, although we did significantly add to the Fund's initial position in Westfield Holdings given the announcement of a mega-merger with its two related property trusts to create the largest shopping mall company in the world, with assets in Australia, the U.S. and Britain. The Funds exposure to Japan increased slightly from 6.3% to 8.3% due to price appreciation even though we actually sold several positions. Hong Kong exposure increased from 8.3% to 11.1% through a combination of price appreciation and additions to existing holdings. Exposure to France increased from 16.5% to 18.2% principally as a result of share price appreciation. Spain was also increased from 2.9% to 5.1% as a result of an increase of the portfolio's position in Urbis. Finland has increased in importance to the Fund through a new investment in shares of Citycon, which takes that country's weighting from 1.4% to 4.4%.

  While portfolio allocations are driven by individual stock investment criteria and characteristics, it also reflects the Fund Manager's view of top down, macro economic and real estate market factors. It is Alpine's view that the United States along with Australia and Britain are further into this new economic cycle than either Europe or Asia. Although the recession in the U.S. ended in late 2001, we have enjoyed less than a year of strong growth through April 30. In contrast, Europe is lagging far behind and is only now starting to see some acceleration in production and consumption data. Many of the Southeast Asian economies are poised between the U.S. and Europe in terms of the evolution of business activity cycle. As we are entering a Federal Reserve induced rate tightening cycle in the U.S., our GDP growth is already decelerating from last fall's heady levels. An important issue going forward will be the growth rate at which our economy stabilizes as well as the level of interest rates. For other countries notably in Asia, their economies are accelerating into the second half of 2004 while the European economies are just beginning to lift.

  Naturally there are exceptions to the rule. For example, Thailand actually slowed a bit from their torrid 8% growth pace to about 6.5% projected for this year as tourism was disrupted by the Islamic insurgency in its southern provinces as well as the cost of rising oil prices. In contrast, New Zealand's projected growth rate of 3% has been raised to 5% by most economists as commodity based exports and domestic construction fuel its growth. Mindful of these demand drivers, Alpine's view of real estate supply conditions continues to support the Fund's largest country waiting in France. With Parisian office vacancy rates at a bit over 6% followed closely by Barcelona and Helsinki at about 7.5%, these markets should respond quickly to gathering economic momentum. While Tokyo's vacancy rate is down to 7.5% at the end of April, with even lower levels for new office buildings, Japan's other cities are still suffering from high vacancies and soft demand for office space. In comparison with the 16.8% vacancy rate in the U.S., these markets are in many ways more attractive than ours, especially in light of their shorter lease durations and hence greater flexibility in adjusting to market conditions. However, since the office sector typically outperforms during the latter stages of the economic cycle, the Fund continues to focus predominantly on residential, lodging and retail sectors which respectively constitute 32%, 22% and 22% of the portfolio. These early cyclical property types are collectively recovering from depressed pricing levels and/or low growth periods as a result of enhanced consumer and business confidence levels.

  The performance of the Fund's top ten holdings is representative of the portfolio as a whole for this period. The largest position, Diamond City, a Japanese mall developer gained a 45.41% as investors concluded that the country's decade long deflationary spiral was coming to an end. Alexander's, a New York City retail and office development REIT, gained 45.20% during this period as its seventy story tower at 59th Street nears completion. A new position for the Fund, Citycon, a shopping center owner in Finland gained 39.68% after the shares were acquired in November. Also in Scandinavia, residential developer J M added 28.44% during the six months ended April 30, reflecting the Swedish recovery. The Funds fourth largest holding, Inmobiliaria Urbis is also a residential developer and gained 28.46% during this period of strong homebuyer demand. In Hong Kong, Sino Land rose 18.48% as the city property market began to recover from a six-year slump. Hotel companies such as Club Med, Accor and Shangri La Asia added only 5.20%, 3.81% and 2.68% respectively after producing strong double-digit growth during the second half of the last fiscal year. This reflects a pattern where most hotel companies outside of the U.S. are waiting for economic activity to push occupancies and room rates to higher levels. Singapore's City Developments is a holding company for some of Singapore's best residential developments and office buildings as well as the UK listed Millenium and Copthorn hotel chain. This stock only added a 0.83% as investors focused more on specific sector plays as opposed to holding companies.

  In summary, the above performance and company descriptions illustrates that the past six months have in fact been very much a period of consolidation for the Fund. This reflects rapid recovery of many of the Fund's holdings from very depressed levels before the economic rebound could catch up with share prices. Alpine believes that this is beginning to take place as the business cycle has begun to accelerate in Asia and Europe. This pattern of equity market overshoot and consolidation is typical of the rebounding stock prices, which we have observed since entering this business in 1986. In our estimation,many of the companies in this portfolio are trading well below their peak historic levels of the early to mid 1990s. Given the prolonged economic recessions in Asia and the rather sluggish growth in Europe during the 1990s, we believe that the value of many properties themselves are still relatively depressed in relation to replacement cost and/or normalized earnings. Assuming that global economic growth progresses in a pattern similar to prior cycles, Alpine remains positive on the prospects for international property shares.

FUNDS THAT CONCENTRATE THEIR INVESTMENTS IN A SPECIFIC SECTOR, SUCH AS REAL ESTATE, MAY EXPERIENCE MORE VOLATILITY AND BE EXPOSED TO GREATER RISK THAN MORE DIVERSIFIED MUTUAL FUNDS. ALPINE ADVOCATES THE USE OF SECTOR FUNDS AS PART OF AN INTEGRATED INVESTMENT STRATEGY.

Please refer to the schedule of portfolio investments for fund holding information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

ALPINE MUTUAL FUNDS
REALTY INCOME &GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           APRIL 30, 2004 (UNAUDITED)

 SHARES/                  SECURITY
PAR VALUE               DESCRIPTION                                   VALUE
---------               -----------                                   -----
REAL ESTATE INVESTMENT TRUSTS -- 76.1%

Apartments -- 5.0%
   136,700     Apartment Investment &
                 Management Company -- Class A                    $  3,850,839
   106,100     Archstone-Smith Trust                                 2,910,323
    31,100     BRE Properties, Inc. -- Class A                         985,870
    75,100     Equity Residential                                    2,062,246
    88,700     Town & Country Trust                                  2,073,806
                                                                  ------------
                                                                    11,883,084
                                                                  ------------

Diversified -- 3.9%
   180,000     Vornado Realty Trust                                  9,081,000
                                                                  ------------

Healthcare -- 11.1%
   149,200     Health Care Property
                 Investors, Inc.                                     3,565,880
   180,600     Health Care REIT, Inc.                                5,768,364
    43,900     Healthcare Realty Trust, Inc.                         1,573,815
   379,400     Nationwide Health Properties, Inc.                    6,878,522
   242,500     Senior Housing Properties Trust                       3,625,375
   116,800     Universal Health Realty
                 Income Trust                                        3,044,976
    75,100     Ventas, Inc.                                          1,658,959
                                                                  ------------
                                                                    26,115,891
                                                                  ------------

Lodging -- 7.4%
   713,000     FelCor Lodging Trust Inc. (a)<F8>                     7,130,000
   114,200     Hospitality Properties Trust                          4,462,936
   192,400     Innkeepers USA Trust                                  1,471,860
   735,100     MeriStar Hospitality
                 Corporation (a)<F8>                                 4,263,580
                                                                  ------------
                                                                    17,328,376
                                                                  ------------

Mortgage/Finance -- 5.6%
   320,300     iStar Financial Inc.                                 11,383,462
    55,000     Novastar Financial, Inc.                              1,785,300
                                                                  ------------
                                                                    13,168,762
                                                                  ------------

Net Lease -- 2.5%
   173,600     Entertainment Properties Trust                        5,808,656
                                                                  ------------

Office-Industrial Buildings -- 18.2%
    75,400     Alexandria Real Estate Equities, Inc.                 4,284,228
    65,300     AMB Property Corporation                              1,978,590
   144,000     Arden Realty, Inc.                                    4,063,680
   120,800     Boston Properties, Inc.                               5,677,600
    27,300     Brandywine Realty Trust                                 691,782
    32,800     CarrAmerica Realty Corporation                          935,128
    68,000     Duke Realty Corporation                               1,982,880
   251,183     Equity Office Properties Trust                        6,322,276
   108,500     Keystone Property Trust                               2,206,890
    81,700     Koger Equity                                          1,711,615
    56,600     Mack-Cali Realty Corporation                          2,114,010
   127,300     Maguire Properties, Inc.                              2,901,167
    56,000     Prentiss Properties Trust                             1,794,240
    89,300     ProLogis                                              2,627,206
   147,900     Reckson Associates
                 Realty Corporation                                  3,515,583
                                                                  ------------
                                                                    42,806,875
                                                                  ------------

Retail Centers -- 22.4%
    78,100     CBL & Associates Properties, Inc.                     3,924,525
   154,000     Chelsea Property Group, Inc.                          7,854,000
    98,926     Developers Diversified
                 Realty Corporation                                  3,239,827
   327,200     General Growth Properties, Inc.                       8,870,392
    91,100     Glimcher Realty Trust                                 1,926,765
    43,400     Heritage Property Investment Trust                    1,101,492
   109,100     Kimco Realty Corporation                              4,662,934
   159,200     The Macerich Company                                  6,665,704
   115,100     The Mills Corp.                                       4,673,060
    26,300     Pennsylvania Real Estate
                 Investment Trust                                      850,805
    47,900     The Rouse Company                                     2,074,070
   128,400     Simon Property Group, Inc.                            6,190,164
    34,200     Taubman Centers, Inc.                                   666,900
                                                                  ------------
                                                                    52,700,638
                                                                  ------------
               Total Real Estate Investment Trusts
                 (Cost $168,619,003)                               178,893,282
                                                                  ------------

COMMON STOCKS -- 8.5%

Homebuilders -- 2.7%
    35,000     Lennar Corporation -- Class A                         1,639,750
    25,000     The Ryland Group, Inc.                                1,973,750
    53,000     Standard Pacific Corp.                                2,673,320
                                                                  ------------
                                                                     6,286,820
                                                                  ------------

Lodging -- 5.8%
 1,138,900     La Quinta Corporation (a)<F8>                         8,188,691
   138,200     Starwood Hotels & Resorts
                 Worldwide, Inc.                                     5,498,978
                                                                  ------------
                                                                    13,687,669
                                                                  ------------
               Total Common Stocks
                 (Cost $14,681,845)                                 19,974,489
                                                                  ------------

PREFERRED STOCKS -- 12.2%

Apartments -- 2.0%
   129,700     Apartment Investment &
                 Management Company,
                 Series T, 8.000%                                    3,177,650
    60,000     Apartment Investment &
                 Management Company,
                 Series U, 7.750%                                    1,410,000
                                                                  ------------
                                                                     4,587,650
                                                                  ------------

Healthcare -- 1.0%
    31,900     Omega Healthcare Investors, Inc.,
                 Series B, 8.625%                                      797,500
    63,000     Omega Healthcare Investors, Inc.,
                 Series D, 8.375%                                    1,562,400
                                                                  ------------
                                                                     2,359,900
                                                                  ------------

Lodging -- 3.6%
   160,700     FelCor Lodging Trust Inc.,
                 Series A, 7.800%                                    3,832,695
    29,600     Innkeepers USA Trust,
                 Series C, 8.000%                                      731,120
   101,700     La Quinta Corporation,
                 Series A, 9.000%                                    2,552,670
    52,000     Winston Hotels, Inc.,
                 Series B, 8.000%                                    1,262,040
                                                                  ------------
                                                                     8,378,525
                                                                  ------------

Mortgage/Finance -- 0.9%
    36,000     Anthracite Capital, Inc.,
                 Series C, 9.375%                                      916,560
    14,800     Newcastle Investment Corporation,
                 Series B, 9.750%                                      388,500
    36,700     Novastar Financial, Inc.,
                 Series C, 8.900%                                      864,285
                                                                  ------------
                                                                     2,169,345
                                                                  ------------

Office-Industrial Buildings -- 4.1%
    59,100     Crescent Real Estate Equities
                 Company, Series A, 6.750%                           1,241,100
   347,300     Prime Group Realty Trust,
                 Series B, 9.000%                                    8,425,498
                                                                  ------------
                                                                     9,666,598
                                                                  ------------

Shopping Malls -- 0.6%
    32,500     Glimcher Realty Trust,
                 Series F, 8.750%                                      823,875
    25,700     Glimcher Realty Trust,
                 Series G, 8.125%                                      632,734
                                                                  ------------
                                                                     1,456,609
                                                                  ------------
               Total Preferred Stocks
                 (Cost $26,766,084)                                 28,618,627
                                                                  ------------

CORPORATE BOND -- 0.2%
   500,000     Meristar Hospitality Corporation,
                 9.500%, 4/01/2010                                     598,125
                                                                  ------------
               Total Corporate Bond
                 (Cost $500,000)                                       598,125
                                                                  ------------

SHORT-TERM INVESTMENTS -- 2.1%
$    3,584     Cash Trust Series II                                      3,584
 5,067,000     Federal Home Loan Bank Discount
                 Note, 0.650%, 5/03/2004                             5,066,817
                                                                  ------------
               Total Short-Term Investments
                 (Cost $5,070,401)                                   5,070,401
                                                                  ------------
               Total Investments
                 (Cost $215,637,333)                      99.1%    233,154,924
               Other Assets less
                 Liabilities                               0.9%      2,056,910
                                                                  ------------
               TOTAL NET ASSETS                          100.0%   $235,211,834
                                                                  ------------
                                                                  ------------

(a)<F8>  Represents non-income producing securities.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
U.S. REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           APRIL 30, 2004 (UNAUDITED)

 SHARES/                  SECURITY
PAR VALUE               DESCRIPTION                                   VALUE
---------               -----------                                   -----
REAL ESTATE INVESTMENT TRUSTS -- 21.8%

Lodging -- 4.6%
   100,000     FelCor Lodging Trust Inc. (a)<F9>                  $  1,000,000
 1,290,000     MeriStar Hospitality Corporation (a)<F9>              7,482,000
                                                                  ------------
                                                                     8,482,000
                                                                  ------------

Mortgage/Finance -- 5.2%
   345,900     Impac Mortgage Holdings, Inc.                         6,506,379
    90,000     Novastar Financial, Inc.                              2,921,400
                                                                  ------------
                                                                     9,427,779
                                                                  ------------

Office-Industrial Buildings -- 3.1%
   467,200     Prime Group Realty Trust (a)<F9>                      2,583,616
    60,000     Vornado Realty Trust                                  3,027,000
                                                                  ------------
                                                                     5,610,616
                                                                  ------------

Retail -- 8.9%
    44,600     Alexander's, Inc. (a)<F9>                             6,955,370
    67,000     Chelsea Property Group, Inc.                          3,417,000
   100,000     General Growth Properties, Inc.                       2,711,000
    28,000     The Mills Corp.                                       1,136,800
   106,300     Price Legacy Corporation                              1,987,810
                                                                  ------------
                                                                    16,207,980
                                                                  ------------
               Total Real Estate Investment Trusts
                 (Cost $37,533,317)                                 39,728,375
                                                                  ------------

COMMON STOCKS -- 79.0%

Homebuilders -- 53.4%
    84,000     Centex Corporation                                    4,027,800
   240,000     Hovnanian Enterprises,
                 Inc. -- Class A (a)<F9>                             8,632,800
    80,000     KB HOME                                               5,514,400
   140,000     Lennar Corporation -- Class A                         6,559,000
    23,500     Levitt Corporation -- Class A (a)<F9>                   535,800
   130,910     M.D.C. Holdings, Inc.                                 8,088,929
    73,000     Meritage Corporation (a)<F9>                          4,953,050
   190,400     M/I Homes, Inc.                                       8,120,560
   185,800     Pulte Homes, Inc.                                     9,135,786
   120,000     The Ryland Group, Inc.                                9,474,000
   180,000     Standard Pacific Corp.                                9,079,200
   228,500     Technical Olympic USA, Inc. (a)<F9>                   7,483,375
   197,000     Toll Brothers, Inc. (a)<F9>                           7,795,290
   330,800     WCI Communities, Inc. (a)<F9>                         8,041,748
                                                                  ------------
                                                                    97,441,738
                                                                  ------------

Lodging -- 20.7%
   316,062     Gaylord Entertainment
                 Company (a)<F9>                                     9,905,383
   584,700     Hilton Hotels Corporation                            10,226,403
 1,064,360     Interstate Hotels & Resorts, Inc. (a)<F9>             6,141,357
    39,000     John Q. Hammons Hotels, Inc. (a)<F9>                    358,020
 1,323,700     La Quinta Corporation (a)<F9>                         9,517,403
   105,300     Vail Resorts, Inc. (a)<F9>                            1,637,415
                                                                  ------------
                                                                    37,785,981
                                                                  ------------

Real Estate Operating Companies -- 0.4%
    34,800     Wellsford Real Properties Inc. (a)<F9>                  633,360
                                                                  ------------

Transportation & Real Estate -- 4.5%
    70,200     Alexander & Baldwin, Inc.                             2,217,618
   162,500     Florida East Coast Industries, Inc.                   5,923,125
                                                                  ------------
                                                                     8,140,743
                                                                  ------------
               Total Common Stocks
                 (Cost $127,219,604)                               144,001,822
                                                                  ------------

SHORT-TERM INVESTMENTS -- 0.0%
    $    1     Alpine Municipal Money Market Fund                            1
     4,840     Cash Trust Series II                                      4,840
                                                                  ------------
               Total Short-Term Investments
                 (Cost $4,841)                                           4,841
                                                                  ------------
               Total Investments
                 (Cost $164,757,762)                     100.8%    183,735,038
               Liabilities in excess of
                 other assets                            (0.8)%     (1,397,536)
                                                                  ------------
               TOTAL NET ASSETS                          100.0%   $182,337,502
                                                                  ------------
                                                                  ------------

(a)<F9>  Represents non-income producing securities.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
INTERNATIONAL REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           APRIL 30, 2004 (UNAUDITED)

 SHARES/                  SECURITY
PAR VALUE               DESCRIPTION                                   VALUE
---------               -----------                                   -----
COMMON STOCKS -- 100.8%

ASIA -- 42.9%

Australia -- 2.8%
   250,000     Mirvac Group                                        $   758,310
   170,000     Westfield Holdings Limited                            1,739,708
                                                                   -----------
                                                                     2,498,018
                                                                   -----------

Hong Kong -- 11.1%
 3,200,000     The Hongkong and
                 Shanghai Hotels, Limited                            2,010,308
 7,024,000     Midland Realty (Holdings) Limited                     1,801,072
 2,422,000     Shangri-La Asia Limited                               2,375,484
 4,000,000     Sino Land Company Limited                             2,423,139
   130,000     Sun Hung Kai Properties Limited                       1,116,695
                                                                   -----------
                                                                     9,726,698
                                                                   -----------

Japan -- 8.3%
    96,000     Diamond City Co., Ltd.                                3,636,265
       345     Japan Retail Fund
                 Investment Corporation                              2,285,307
       500     RECRM Research Co., Ltd. (a)<F10>                       666,033
    80,000     The Sankei Building Co., Ltd.                           465,407
    50,410     Sekiwa Real Estate Kansai, Ltd.                         222,004
                                                                   -----------
                                                                     7,275,016
                                                                   -----------

Malaysia -- 2.6%
   600,000     Bandar Raya Developments Berhad                         355,263
 2,000,000     Eastern and Oriental Berhad                             526,316
   200,000     Resorts World Berhad                                    526,316
   500,000     SP Setia Berhad                                         560,526
   500,000     Sunway City Berhad                                      271,053
                                                                   -----------
                                                                     2,239,474
                                                                   -----------

New Zealand -- 1.5%
 1,926,586     Kiwi Income Property Trust                            1,277,384
                                                                   -----------

Phillipines -- 0.5%
 2,000,000     Ayala Land, Inc.                                        203,572
13,625,000     SM Development Corporation                              272,500
                                                                   -----------
                                                                       476,072
                                                                   -----------

Singapore -- 6.5%
 1,035,000     Ascendas Real Estate
                 Investment Trust                                      815,128
 1,000,000     City Developments Limited                             3,585,177
 1,350,000     Fortune Real Estate
                 Investment Trust                                      874,061
 1,197,000     Raffles Holdings Limited                                457,287
                                                                   -----------
                                                                     5,731,653
                                                                   -----------

Thailand -- 9.6%
 2,264,200     Amarin Plaza Public
                 Company Limited                                       741,340
 3,000,000     Amata Corporation Public
                 Company Limited                                       907,273
 3,000,000     Asian Property Development
                 Public Company Limited                                335,916
   579,700     Central Pattana Public
                 Company Limited                                       717,200
   178,600     Dusit Thani Public
                 Company Limited                                       180,787
 1,200,000     Golden Land Property Development
                 Public Company Limited (a)<F10>                       329,918
 3,930,000     Lalin Property Public
                 Company Limited                                       731,780
 2,000,000     Land and Houses Public
                 Company Limited                                       554,861
 2,500,000     Major Cineplex Group Public
                 Company Limited                                       831,042
 9,000,000     M.K. Real Estate Development
                 Public Company Limited                                625,344
 2,500,000     Noble Development Public
                 Company Limited                                       618,596
10,000,000     Quality Houses Public
                 Company Limited                                       302,424
 4,040,000     Saha Pathana Inter-Holding
                 Public Company Limited                              1,353,062
 1,950,000     Sammakorn Public
                 Company Limited                                       146,214
                                                                   -----------
                                                                     8,375,757
                                                                   -----------
               Total Common Stocks -- Asia                           7,600,072
                                                                   -----------

EUROPE -- 38.7%

Finland -- 4.4%
 1,100,000     Citycon Oyj                                           2,571,320
   166,400     Sponda Oyj                                            1,278,616
                                                                   -----------
                                                                     3,849,936
                                                                   -----------

France -- 18.2%
    80,000     Accor SA                                              3,368,009
    66,000     Club Mediterranee SA (a)<F10>                         2,709,775
 1,710,000     Euro Disney S.C.A. (a)<F10>                             860,943
    30,000     Gecina                                                2,236,868
     2,405     Kaufman & Broad S.A.                                     88,854
    13,430     Pierre & Vacances                                     1,239,640
    15,772     Societe du Louvre                                     1,504,027
    33,000     Societe Immobiliere de Location
                 pour l'Industrie et le Commerce                     2,165,842
    18,426     Unibail                                               1,740,548
                                                                   -----------
                                                                    15,914,506
                                                                   -----------

Germany -- 0.8%
    64,400     IVG Immobilien AG                                       707,148
                                                                   -----------

Netherlands -- 1.7%
    20,000     Wereldhave N.V.                                       1,534,401
                                                                   -----------

Norway -- 0.4%
   133,000     Choice Hotels Scandinavia ASA (a)<F10>                  329,590
    72,281     Home Invest ASA (a)<F10>                                     --
                                                                   -----------
                                                                       329,590
                                                                   -----------

Spain -- 5.1%
    25,000     Fadesa Inmobiliaria SA (a)<F10>                      $  388,096
    47,245     Inmobiliaria Colonial, S.A.                           1,178,574
   263,892     Inmobiliaria Urbis SA                                 2,872,373
                                                                   -----------
                                                                     4,439,043
                                                                   -----------

Sweden -- 2.8%
   137,600     JM AB                                                 2,431,589
                                                                   -----------

United Kingdom -- 5.3%
   110,000     Derwent Valley Holdings plc                           1,580,056
   125,000     Millennium & Copthorne Hotels plc                       748,687
    50,000     Minerva plc                                             211,029
   280,000     Shaftesbury plc                                       1,261,208
   250,000     Unite Group plc                                         842,342
                                                                   -----------
                                                                     4,643,322
                                                                   -----------
               Total Common Stocks -- Europe                        33,849,535
                                                                   -----------

NORTH & SOUTH AMERICA -- 19.2%

Argentina -- 0.5%
         8     IRSA Inversiones y
                 Representaciones S.A. (a)<F10>                              7
    58,121     IRSA Inversiones y Representaciones
                 S.A. -- GDR (a)<F10>                                  470,780
                                                                   -----------
                                                                       470,787
                                                                   -----------

Canada -- 1.7%
   150,100     ClubLink Corporation                                    911,351
    35,000     Dundee Real Estate
                 Investment Trust                                      587,639
                                                                   -----------
                                                                     1,498,990
                                                                   -----------

United States -- 17.0%
    17,500     Alexander's, Inc. (a)<F10>                            2,729,125
    16,000     Centex Corporation                                      767,200
    24,100     Gaylord Entertainment
                 Company (a)<F10>                                      755,294
    29,000     Hovnanian Enterprises,
                 Inc. -- Class A (a)<F10>                            1,043,130
    50,000     Impac Mortgage Holdings, Inc.                           940,500
    60,000     Interstate Hotels & Resorts, Inc. (a)<F10>              346,200
   110,600     La Quinta Corporation (a)<F10>                          795,214
    28,900     Lennar Corporation - Class A                          1,353,965
    13,310     M.D.C. Holdings, Inc.                                   822,425
   100,000     MeriStar Hospitality
                 Corporation (a)<F10>                                  580,000
   100,000     Prime Group Realty Trust (a)<F10>                       553,000
    29,300     Pulte Homes, Inc.                                     1,440,681
    16,000     The Ryland Group, Inc.                                1,263,200
    20,000     Standard Pacific Corp.                                1,008,800
    11,600     Toll Brothers, Inc. (a)<F10>                            459,012
                                                                   -----------
                                                                    14,857,746
                                                                   -----------
               Total Common Stocks --
                 North and South America                            16,827,516
                                                                   -----------
               Total Common Stocks
                 (Cost $69,015,826)                                 88,277,123
                                                                   -----------

WARRANTS -- 0.0%
   375,000     Major Cineplex Group Public
                 Company Limited
                 Expiration February 2007
                 Exercise Price 13.00 TB
                 (Acquired 4/03 - 5/03, Cost $0)                        26,806
                                                                   -----------
               Total Warrants (Cost $0)                                 26,806
                                                                   -----------

SHORT-TERM INVESTMENTS -- 0.4%
  $  2,388     Cash Trust Series II                                      2,388
   339,000     Federal Home Loan Bank Discount
                 Note, 0.650%, 5/03/2004                               338,988
                                                                   -----------
               Total Short-Term Investments
                 (Cost $341,376)                                       341,376
                                                                   -----------
               Total Investments
                 (Cost $69,357,202)                      101.2%     88,645,305
               Other liabilities in
                 excess of assets                        (1.2%)     (1,024,443)
                                                                   -----------
               TOTAL NET ASSETS                          100.0%    $87,620,862
                                                                   -----------
                                                                   -----------

(a)<F10>  Represents non-income producing securities.
GDR - Global Depositary Receipt
PLC - Public Limited Company
SA - Societe Anonyme (French Corp.)
TB - Thai Baht

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                           APRIL 30, 2004 (UNAUDITED)

                                                                   REALTY                              INTERNATIONAL
                                                                  INCOME &        U.S. REAL ESTATE      REAL ESTATE
                                                                GROWTH FUND         EQUITY FUND         EQUITY FUND
                                                                -----------       ----------------     -------------
ASSETS:
   Investments, at value (1)<F11>                              $233,154,924        $183,735,038         $88,645,305
   Cash                                                             375,886                  --                  --
   Dividends receivable                                             633,558              84,264             369,905
   Interest receivable                                               13,202               1,331                  --
   Receivable for capital shares issued                             631,128             419,676              36,500
   Receivable for investment securities sold                      4,183,705          12,692,111             490,611
   Prepaid expenses and other assets                                 19,738              18,819              16,327
                                                               ------------        ------------         -----------
       Total assets                                             239,012,141         196,951,239          89,558,648
                                                               ------------        ------------         -----------
LIABILITIES:
   Payable for investment securities purchased                    1,994,086           1,110,942             930,108
   Payable for capital shares redeemed                            1,411,124           2,209,676             844,714
   Accrued expenses and other liabilities:
       Investment advisory fees                                     220,938             164,095              77,429
       Distribution fees                                                 --               3,919                  --
       Payable to custodian                                              --          10,982,597                  --
       Other                                                        174,159             142,508              85,535
                                                               ------------        ------------         -----------
       Total liabilities                                          3,800,307          14,613,737           1,937,786
                                                               ------------        ------------         -----------
NET ASSETS                                                     $235,211,834        $182,337,502         $87,620,862
                                                               ------------        ------------         -----------
                                                               ------------        ------------         -----------
NET ASSETS REPRESENTED BY
   Capital Stock                                               $214,084,166        $154,389,211         $66,710,414
   Accumulated net realized gains from investments,
     short sales and foreign currencies                           3,610,077           8,971,015           1,621,452
   Net unrealized appreciation on:
       Investments                                               17,517,591          18,977,276          19,288,103
       Foreign currency translation                                      --                  --                 893
                                                               ------------        ------------         -----------
       TOTAL NET ASSETS                                        $235,211,834        $182,337,502         $87,620,862
                                                               ------------        ------------         -----------
                                                               ------------        ------------         -----------
NET ASSET VALUE
   Class B Shares*<F12>
       Net assets                                              $         --        $  3,017,531         $        --
       Shares of beneficial interest issued and outstanding              --             107,082                  --
       Net asset value and offering price per share            $         --        $      28.18         $        --
   Class Y Shares
       Net assets                                              $235,211,834        $179,319,971         $87,620,862
       Shares of beneficial interest issued and outstanding      13,952,977           5,856,188           4,097,939
       Net asset value, offering price
         and redemption price per share                        $      16.86        $      30.62         $     21.38

(1)<F11>  Cost of Investments                                  $215,637,333        $164,757,762         $69,357,202

*<F12> Class B shares are subject to a Contingent Deferred Sales Change ("CDSC") on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share ("NAV") at the date of the original purchase or at the date of redemption with a maximum of 5.00%.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                  SIX MONTHS ENDED APRIL 30, 2004 (UNAUDITED)

                                                                   REALTY                              INTERNATIONAL
                                                                  INCOME &        U.S. REAL ESTATE      REAL ESTATE
                                                                GROWTH FUND         EQUITY FUND         EQUITY FUND
                                                                -----------       ----------------     -------------
INVESTMENT INCOME:
   Interest income                                              $   156,473         $    25,199          $   13,950
   Dividend income*<F13>                                          6,077,576             655,879           1,068,091
                                                                -----------         -----------          ----------
       Total investment income                                    6,234,049             681,078           1,082,041
                                                                -----------         -----------          ----------
EXPENSES:
   Investment advisory fees                                       1,170,317             806,002             475,599
   Administration fees                                               59,222              50,616              32,748
   Distribution fees -- Class B                                          --              12,048                  --
   Shareholder service fees -- Class B                                   --               4,016                  --
   Fund accounting fees                                              34,672              41,416              29,081
   Audit fees                                                         9,980              10,180              10,280
   Custodian fees                                                    29,587              15,054              35,524
   Interest expense                                                      --              20,445                  32
   Legal fees                                                         9,676               6,010               4,022
   Registration and filing fees                                      30,062              34,236              18,960
   Printing fees                                                     40,208              28,996               5,114
   Transfer agent fees                                               85,968              61,434              18,178
   Trustee fees                                                       3,348               3,458               3,458
   Other fees                                                         8,444               2,614              10,776
                                                                -----------         -----------          ----------
Total expenses before dividends on short positions                1,481,484           1,096,525             643,772
   Dividends on short positions                                      21,750                  --                  --
       Net expenses                                               1,503,234           1,096,525             643,772
                                                                -----------         -----------          ----------
Net investment income (loss)                                      4,730,815            (415,447)            438,269
                                                                -----------         -----------          ----------
REALIZED/UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on:
       Long transactions                                          3,827,029           9,725,335           3,210,185
       Short transactions                                           357,965            (131,624)                 --
       Foreign currencies                                                --                  --             (32,471)
       Forward currency exchange contracts                               --                  --              (8,103)
                                                                -----------         -----------          ----------
       Net realized gain                                          4,184,994           9,593,711           3,169,611
                                                                -----------         -----------          ----------
   Change in unrealized appreciation/depreciation on:
       Investments                                               (6,993,704)         (1,269,143)          4,212,245
       Short positions                                                   --              (8,930)                 --
       Foreign currency translation                                      --                  --              (8,546)
       Foreign currencies                                                --                  --                 165
       Forward currency exchange contracts                               --                  --             (28,447)
                                                                -----------         -----------          ----------
       Net change in unrealized appreciation/depreciation        (6,993,704)         (1,278,073)          4,175,417
                                                                -----------         -----------          ----------
Net realized/unrealized gain (loss) on investments               (2,808,710)          8,315,638           7,345,028
                                                                -----------         -----------          ----------
Change in net assets resulting from operations                  $ 1,922,105         $ 7,900,191          $7,783,297
                                                                -----------         -----------          ----------
                                                                -----------         -----------          ----------
*<F13>  Net of foreign taxes withheld                           $        --         $        --          $  123,315
                                                                -----------         -----------          ----------
                                                                -----------         -----------          ----------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                            STATEMENT OF CASH FLOWS
              FOR THE SIX MONTHS ENDED APRIL 30, 2004 (UNAUDITED)

                                                                                      U.S. REAL ESTATE
                                                                                        EQUITY FUND
                                                                              --------------------------------
CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
Sales of capital shares                                                       $156,458,144
Repurchases of capital shares                                                  (92,463,457)
Net change in receivables / payables related to capital share transactions       3,372,118
                                                                              ------------
Cash provided by capital share transactions                                     67,366,805
Cash provided by borrowings                                                     10,978,938
Distributions paid in cash*<F14>                                                  (477,423)
                                                                              ------------
                                                                                                   $77,868,320
                                                                                                   -----------
CASH PROVIDED (USED) BY OPERATIONS:
Purchases of investments                                                      (798,169,118)
Proceeds from sales of investments                                             719,793,201
                                                                              ------------
                                                                               (78,375,917)
Increase in deposit at brokers for short sales                                      20,769
Net investment loss                                                               (415,447)
Net change in receivables/payables related to operations                           902,275
                                                                              ------------
                                                                                   507,597
                                                                              ------------
                                                                                                   (77,868,320)
                                                                                                   -----------
Net increase in cash                                                                                        --
Cash, beginning of year                                                                                     --
                                                                                                   -----------
Cash, end of year                                                                                  $        --
                                                                                                   -----------
                                                                                                   -----------

*<F14>  Non-cash financing activities include reinvestment of dividends of    $  5,876,832

Supplemental Information:
  Cash paid for interest on loan outstanding                                  $     20,445

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                           REALTY INCOME & GROWTH FUND
                                                                       ------------------------------------
                                                                       SIX MONTHS ENDED       YEAR ENDED
                                                                        APRIL 30, 2004     OCTOBER 31, 2003
                                                                       ----------------    ----------------
                                                                         (UNAUDITED)
OPERATIONS:
   Net investment income                                                 $  4,730,815        $  5,584,839
   Net realized gain (loss) on:
       Long transactions                                                    3,827,029           1,201,718
       Short transactions                                                     357,965                (364)
   Change in unrealized appreciation/depreciation on investments           (6,993,704)         24,866,499
                                                                         ------------        ------------
   Change in net assets resulting from operations                           1,922,105          31,652,692
                                                                         ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Class Y Shareholders:
       From net investment income                                          (5,584,637)         (5,978,046)
       From net realized gains on investments                                (467,474)           (223,238)
                                                                         ------------        ------------
   Change in net assets resulting from distributions to shareholders       (6,052,111)         (6,201,284)
                                                                         ------------        ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares sold                                              138,654,573         169,256,483
   Dividends reinvested                                                     5,227,674           5,354,709
   Cost of shares redeemed                                                (87,950,769)        (66,302,475)
                                                                         ------------        ------------
   Change in net assets from shares of beneficial interest transactions    55,931,478         108,308,717
                                                                         ------------        ------------
       Total change in net assets                                          51,801,472         133,760,125

NET ASSETS:
   Beginning of period                                                    183,410,362          49,650,237
                                                                         ------------        ------------
   End of period*<F15>                                                   $235,211,834        $183,410,362
                                                                         ------------        ------------
                                                                         ------------        ------------
*<F15>  Including accumulated undistributed net investment income of     $         --        $    312,425
                                                                         ------------        ------------
                                                                         ------------        ------------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                           U.S REAL ESTATE EQUITY FUND
                                                                       ------------------------------------
                                                                       SIX MONTHS ENDED       YEAR ENDED
                                                                        APRIL 30, 2004     OCTOBER 31, 2003
                                                                       ----------------    ----------------
                                                                         (UNAUDITED)
OPERATIONS:
   Net investment income (loss)                                          $   (415,447)       $    129,671
   Net realized gain (loss) on:
       Long transactions                                                    9,725,335           7,055,075
       Short transactions                                                    (131,624)             11,307
   Change in unrealized appreciation/depreciation on:
       Investments                                                         (1,269,143)         20,450,476
       Short positions                                                         (8,930)              8,930
                                                                         ------------        ------------
   Change in net assets resulting from operations                           7,900,191          27,655,459
                                                                         ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Class B Shareholders:
       From net realized gains on investments                                (141,744)                 --
   Distributions to Class Y Shareholders:
       From net investment income                                             (13,181)            (36,268)
       From net realized gains on investments                              (6,199,330)                 --
                                                                         ------------        ------------
   Change in net assets resulting from distributions to shareholders       (6,354,255)            (36,268)
                                                                         ------------        ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares sold                                              156,451,161         112,435,408
   Dividends reinvested                                                     5,883,815              35,223
   Cost of shares redeemed                                                (92,463,457)        (67,527,013)
                                                                         ------------        ------------
   Change in net assets from shares of beneficial interest transactions    69,871,519          44,943,618
                                                                         ------------        ------------
       Total change in net assets                                          71,417,455          72,562,809

NET ASSETS:
   Beginning of period                                                    110,920,047          38,357,238
                                                                         ------------        ------------
   End of period*<F16>                                                   $182,337,502        $110,920,047
                                                                         ------------        ------------
                                                                         ------------        ------------
*<F16> Including accumulated undistributed net investment income of      $         --        $     17,072
                                                                         ------------        ------------
                                                                         ------------        ------------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                       INTERNATIONAL REAL ESTATE EQUITY FUND
                                                                       -------------------------------------
                                                                       SIX MONTHS ENDED       YEAR ENDED
                                                                        APRIL 30, 2004     OCTOBER 31, 2003
                                                                       ----------------    ----------------
                                                                         (UNAUDITED)
OPERATIONS:
   Net investment income                                                 $    438,269        $    608,269
   Net realized gain (loss) on:
       Long transactions                                                    3,210,185             375,844
       Foreign currencies                                                     (32,471)            (82,347)
       Forward currency exchange contracts                                     (8,103)           (158,839)
   Change in unrealized appreciation/depreciation on:
       Investments                                                          4,212,245          18,691,450
       Foreign currency translation                                            (8,546)              9,439
       Foreign currencies                                                         165              (5,908)
       Forward currency exchange contracts                                    (28,447)             28,447
                                                                         ------------        ------------
   Change in net assets resulting from operations                           7,783,297          19,466,355
                                                                         ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions to Class Y Shareholders:
       From net investment income                                          (1,848,790)           (550,001)
       From net realized gain on investments                                 (441,396)                 --
                                                                         ------------        ------------
   Change in net assets resulting from distributions to shareholders       (2,290,186)           (550,001)
                                                                         ------------        ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from shares sold                                               32,763,331         164,742,088
   Dividends reinvested                                                     2,152,111             531,583
   Redemption fees                                                             46,154                  --
   Cost of shares redeemed                                                (39,262,194)       (129,218,871)
                                                                         ------------        ------------
   Change in net assets from shares of beneficial interest transactions    (4,300,598)         36,054,800
                                                                         ------------        ------------
       Total change in net assets                                           1,192,513          54,971,154

NET ASSETS:
   Beginning of period                                                     86,428,349          31,457,195
                                                                         ------------        ------------
   End of period*<F17>                                                   $ 87,620,862        $ 86,428,349
                                                                         ------------        ------------
                                                                         ------------        ------------
*<F17> Including accumulated overdistributed
         net investment income of                                        $         --        $    (37,801)
                                                                         ------------        ------------
                                                                         ------------        ------------

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                           APRIL 30, 2004 (UNAUDITED)

1.   ORGANIZATION:

     Alpine Equity Trust (the "Equity Trust") was organized in 1988 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. Alpine Realty Income & Growth Fund, Alpine U.S. Real Estate Equity Fund, and Alpine International Real Estate Equity Fund are three separate funds of the Equity Trust (individually referred to as a "Fund" and collectively, "the Funds"). The Alpine U.S. Real Estate Equity Fund and Alpine International Real Estate Equity Fund are diversified funds. The Alpine Realty Income & Growth Fund is a non-diversified fund. Alpine Management & Research, LLC (the "Adviser") is a Delaware Corporation and serves as the investment manager to the Funds. The Funds currently offer Class Y shares for sale to investors. During fiscal year 2002, the Realty Income & Growth Fund and the International Real Estate Equity Fund closed and liquidated the Class B share classes. The U.S. Real Estate Equity Fund offers both Class Y and Class B shares, however the Class B shares are not currently offered except in connection with the reinvestment of dividends and other distributions. Class B shares purchased after January 1, 1997 will automatically convert to Class Y shares after seven years from date of purchase.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

     A.   VALUATION OF SECURITIES:

     The Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") National List at the last quoted sale price at the end of each business day or, if no sale, at the mean of closing bid and asked price. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which accurate quotations are not available or market quotations are not readily available, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

     B.   REPURCHASE AGREEMENTS:

     The Funds may invest in repurchase agreements. A custodian holds securities pledged as collateral for repurchase agreements on the Funds' behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

     C.   SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are recorded on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     D.   SHORT SALE TRANSACTIONS:

     The Funds are authorized to engage in short selling. Short sales are transactions in which the Funds sell a security they do not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer when effecting a short sale. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. When a fund sells a security short, an amount equal to the sales proceeds is included in the Statements of Assets and Liabilities as an asset and an equal amount as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in value between those dates. The Funds are also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. The Funds must pay the dividend to the lender of the security.

     All short sales must be fully collateralized. Accordingly, the Funds maintain the collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions.

     E.   INTEREST EXPENSE:

     The Realty Income and Growth Fund, the U.S. Real Estate Equity Fund and the International Real Estate Equity Fund are charged by U.S. Bank, N.A. for all cash overdrafts at the bank's prime lending rate. The U.S. Real Estate Equity Fund and the International Real Estate Equity Fund incurred interest expense totaling $20,445 and $32, respectively, for the six months ended April 30, 2004.

     F.   FEDERAL TAXES:

     It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its investment company taxable income and net realized capital gains to shareholders. Therefore, no federal income tax provision is recorded.

     Under applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments. Where available, the Funds will file for claims on foreign taxes withheld.

     G.   DIVIDENDS AND DISTRIBUTIONS:

     The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any, throughout the year to their shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. In the event dividends and distributions to shareholders exceed net investment income and net realized gains for tax purposes, they are reported as a return of capital.

     H.   CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of the U.S. Real Estate Equity Fund are allocated among the classes of that Fund based on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to those incurred under the Distribution Plan for Class B shares.

     I.   FOREIGN EXCHANGE TRANSACTIONS:

     The Realty Income & Growth Fund and U.S. Real Estate Equity Fund may invest up to 35% and 15%, respectively, of the value of their total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

          i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

          ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

     Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

     J.   RISK ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

     K.   FORWARD CURRENCY CONTRACTS:

     A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation. When the forward is closed, the Funds record a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

3.   CAPITAL SHARE TRANSACTIONS:

     The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

     REALTY INCOME & GROWTH FUND

                                                                 SIX MONTHS ENDED                      YEAR ENDED
                                                                  APRIL 30, 2004                    OCTOBER 31, 2003
                                                            --------------------------         --------------------------
                                                              SHARES          AMOUNT             SHARES          AMOUNT
                                                            ----------      ----------         ----------      ----------
     CLASS Y
          Shares sold                                        7,651,417     $138,654,573        11,370,362     $169,256,483
          Shares issued in reinvestment of dividends           290,533        5,227,674           359,665        5,354,709
          Shares redeemed                                   (4,992,847)     (87,950,769)       (4,390,571)     (66,302,475)
                                                            ----------     ------------        ----------     ------------
          Total net change                                   2,949,103     $ 55,931,478         7,339,456     $108,308,717
                                                            ----------     ------------        ----------     ------------
                                                            ----------     ------------        ----------     ------------

     U.S. REAL ESTATE EQUITY FUND

                                                                 SIX MONTHS ENDED                      YEAR ENDED
                                                                  APRIL 30, 2004                    OCTOBER 31, 2003
                                                            --------------------------         --------------------------
                                                              SHARES          AMOUNT             SHARES          AMOUNT
                                                            ----------      ----------         ----------      ----------
     CLASS B
          Shares sold                                               --     $         --                 3     $         49
          Shares issued in reinvestment of dividends             4,096          113,976                --               --
          Shares redeemed                                      (13,865)        (390,448)          (21,643)        (425,488)
                                                            ----------     ------------        ----------     ------------
          Net change                                            (9,769)        (276,472)          (21,640)        (425,439)
                                                            ----------     ------------        ----------     ------------
     CLASS Y
          Shares sold                                        5,007,522      156,451,161         4,904,293      112,435,359
          Shares issued in reinvestment of dividends           191,498        5,769,839             2,010           35,223
          Shares redeemed                                   (3,032,235)     (92,073,009)       (3,274,899)     (67,101,525)
                                                            ----------     ------------        ----------     ------------
          Net change                                         2,166,785       70,147,991         1,631,404       45,369,057
                                                            ----------     ------------        ----------     ------------
          Total net change                                   2,157,016     $ 69,871,519         1,609,764     $ 44,943,618
                                                            ----------     ------------        ----------     ------------
                                                            ----------     ------------        ----------     ------------

     INTERNATIONAL REAL ESTATE EQUITY FUND

                                                                 SIX MONTHS ENDED                      YEAR ENDED
                                                                  APRIL 30, 2004                    OCTOBER 31, 2003
                                                            --------------------------         --------------------------
                                                              SHARES          AMOUNT             SHARES          AMOUNT
                                                            ----------      ----------         ----------      ----------
     CLASS Y
          Shares sold                                        1,555,701     $ 32,763,331        10,017,424     $164,742,088
          Shares issued in reinvestment of dividends           105,032        2,152,111            39,058          531,583
          Redemption fees                                           --           46,154                --               --
          Shares redeemed                                   (1,835,847)     (39,262,194)       (8,061,834)    (129,218,871)
                                                            ----------     ------------        ----------     ------------
          Total net change                                    (175,114)    $ (4,300,598)        1,994,648     $ 36,054,800
                                                            ----------     ------------        ----------     ------------
                                                            ----------     ------------        ----------     ------------

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2004 are as follows:

                                                     NON-U.S. GOVERNMENT                   U.S. GOVERNMENT
                                                 ---------------------------         ---------------------------
                                                 PURCHASES           SALES           PURCHASES           SALES
                                                 ---------         ---------         ---------         ---------
     Realty Income & Growth Fund                $162,632,072      $94,532,316               --                --
     U.S. Real Estate Equity Fund                127,446,145       56,900,016               --                --
     International Real Estate Equity Fund        17,400,270       16,474,708               --                --

5.   DISTRIBUTION PLANS:

     Quasar Distributors, LLC ("Quasar") serves as the Funds' distributor. The U.S. Real Estate Equity Fund has adopted a distribution plan (the "Plan") for its Class B shares as allowed by Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Fund in connection with the distribution and servicing of its shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of the Fund's average daily net assets for distribution fees and up to 0.75% of the Fund's average daily net assets for shareholder servicing fees. Amounts paid under the plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Fund incurred $16,064 pursuant to the plan for the six months ended April 30, 2004.

     The plan for the U.S. Real Estate Equity Fund may be terminated at any time by vote of the Trustees of the Equity Trust who are not "interested persons" as defined by the 1940 Act of the Equity Trust, or by vote of a majority of the outstanding voting shares of the respective class.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research, LLC ("Alpine") provides investment advisory services to the Funds. Pursuant to the investment adviser's agreement with the U.S. Real Estate Equity Fund and Realty Income & Growth Fund, Alpine is entitled to an annual fee based on the Funds' average daily net assets, in accordance with the following schedule:

                    First $750 million                 1.00%
                    Next $250 million                  0.90%
                    Over $1 billion                    0.80%

     Alpine is entitled to an annual fee based on 1.00% of the Fund's average daily net assets for the International Real Estate Equity Fund.

     The Adviser agreed to reimburse the Realty Income & Growth Fund to the extent necessary to ensure that the Fund's total operating expenses (excluding interest, brokerage commissions and extraordinary expenses) did not exceed 1.50% of the Fund's average daily net assets. The Adviser may recover expenses paid in excess of the cap on expenses for the three previous years, as long as the recovery does not cause the Fund to exceed such cap on expenses.

7.   CONCENTRATION OF CREDIT RISK:

     The Funds invest a substantial portion of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

8.   FEDERAL INCOME TAX INFORMATION:

     At October 31, 2003, the components of accumulated earnings (losses) on a tax basis were as follows:

                                                                 REALTY                                INTERNATIONAL
                                                                INCOME &         U.S. REAL ESTATE       REAL ESTATE
                                                               GROWTH FUND         EQUITY FUND          EQUITY FUND
                                                               -----------       ----------------      -------------
     Cost of investments                                       $157,363,039         $97,951,301         $79,344,546
                                                               ------------         -----------         -----------
                                                               ------------         -----------         -----------
     Gross unrealized appreciation                             $ 25,675,448         $23,292,242         $18,507,589
     Gross unrealized depreciation                                 (907,232)         (3,253,003)         (5,295,073)
                                                               ------------         -----------         -----------
     Net unrealized appreciation                               $ 24,768,216         $20,039,239         $13,212,516
                                                               ------------         -----------         -----------
                                                               ------------         -----------         -----------
     Undistributed ordinary income                             $     22,001         $ 2,969,059         $ 1,735,243
     Undistributed long-term capital gains                          467,457           3,385,126             441,368
                                                               ------------         -----------         -----------
     Total distributable earnings                              $    489,458         $ 6,354,185         $ 2,176,611
                                                               ------------         -----------         -----------
                                                               ------------         -----------         -----------
     Other accumulated gains and temporary differences         $         --         $     8,930         $    28,209
                                                               ------------         -----------         -----------
     Total accumulated earnings                                $ 25,257,674         $26,402,354         $15,417,336
                                                               ------------         -----------         -----------
                                                               ------------         -----------         -----------

     The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales, REIT tax adjustments, and mark-to-market cost basis adjustments for investments in passive foreign investment companies (PFICs) for tax purposes.

     The tax character of distributions paid during the years ended October 31, 2003 and 2002 were as follows:

                                                     2003              2002
                                                     ----              ----
     REALTY INCOME & GROWTH FUND
     Ordinary income                              $5,978,046        $1,437,473
     Long-term capital gain                          223,238            43,578
                                                  ----------        ----------
                                                  $6,201,284        $1,481,051
                                                  ----------        ----------
                                                  ----------        ----------

                                                     2003              2002
                                                     ----              ----
     U.S. REAL ESTATE EQUITY FUND
     Ordinary income                              $   36,268        $       --
     Long-term capital gain                               --                --
                                                  ----------        ----------
                                                  $   36,268        $       --
                                                  ----------        ----------
                                                  ----------        ----------

                                                     2003              2002
                                                     ----              ----
     INTERNATIONAL REAL ESTATE EQUITY FUND
     Ordinary income                              $  550,001        $  517,752
     Long-term capital gain                               --                --
                                                  ----------        ----------
                                                  $  550,001        $  517,752
                                                  ----------        ----------
                                                  ----------        ----------

9.   AVAILABILITY OF PROXY VOTING INFORMATION

     Information regarding how the Fund votes proxies relating to portfolio securities is available without charge upon request by calling toll-free at 1-888-785-5578 and on the SEC's website at www.sec.gov. Information
                                                -----------
     regarding how the Fund voted proxies relating to portfolio securities during the period ending June 30, 2004 will be available after August 31, 2004 on the SEC's website at www.sec.gov or by calling the toll-free number
                                  -----------
     listed above.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                            REALTY INCOME & GROWTH FUND
                                                    ---------------------------------------------------------------------------
                                                                               YEAR ENDED OCTOBER 31,             PERIOD ENDED
                                                    SIX MONTHS ENDED ----------------------------------------      OCTOBER 31,
                                                     APRIL 30, 2004  2003        2002        2001        2000      1999(A)<F18>
                                                    ---------------- ----        ----        ----        ----      ------------
                                                      (UNAUDITED)
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                     $16.67     $13.55      $11.92      $11.43      $ 9.90        $10.00
                                                         ------     ------      ------      ------      ------        ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income                                   0.38(c)    0.77(c)     0.76(c)     0.59        0.67          0.64(b)
                                                              <F20>      <F20>       <F20>                                 <F19>
   Net realized/unrealized
     gains (losses) on investments                         0.26       3.21        1.74        0.71        1.77         (0.32)
                                                         ------     ------      ------      ------      ------        ------
   Total from investment operations                        0.64       3.98        2.50        1.30        2.44          0.32
                                                         ------     ------      ------      ------      ------        ------
LESS DISTRIBUTIONS:
   Net investment income                                  (0.41)     (0.81)      (0.81)      (0.81)      (0.88)        (0.42)
   Net realized gains on investments                      (0.04)     (0.05)      (0.06)         --       (0.01)           --
   Return of capital                                         --         --          --          --       (0.02)           --
                                                         ------     ------      ------      ------      ------        ------
   Total distributions                                    (0.45)     (0.86)      (0.87)      (0.81)      (0.91)        (0.42)
                                                         ------     ------      ------      ------      ------        ------
NET ASSET VALUE, END OF PERIOD                           $16.86     $16.67      $13.55      $11.92      $11.43        $ 9.90
                                                         ------     ------      ------      ------      ------        ------
                                                         ------     ------      ------      ------      ------        ------
TOTAL RETURN                                               3.69%(d)  30.45%      21.21%      11.44%      25.72%         3.14%(d)
                                                               <F21>                                                        <F21>
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                   $235,212   $183,410     $49,650      $8,051      $7,255        $3,842
   Ratio of expenses to average net assets:
      Before waivers and recoveries                        1.28%(e)   1.38%       1.57%       2.59%       3.10%         4.18%(e)
                                                               <F22>                                                        <F22>
      After waivers and recoveries                         1.28%(e)   1.40%       1.46%       1.41%       1.49%         1.50%(e)
                                                               <F22>                                                        <F22>
   Ratio of net investment income
     to average net assets                                 4.04%(e)   4.98%       5.62%       4.68%       6.10%         7.76%(e)
                                                               <F22>                                                        <F22>
   Ratio of interest expense to average net assets         0.00%(e)   0.00%       0.00%       0.11%       0.12%         0.00%
                                                               <F22>
   Portfolio turnover                                        47%        45%         86%        149%        137%          159%

(a)<F18> For the period from December 29, 1998 (commencement of operations) to October 31, 1999.
(b)<F19> Net investment income per share is calculated using average shares outstanding during the period.
(c)<F20> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(d)<F21>  Not annualized.
(e)<F22>  Annualized.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                      U.S. REAL ESTATE EQUITY FUND
                                            --------------------------------------------------------------------------------
                                             SIX MONTHS       YEAR ENDED
                                               ENDED          OCTOBER 31,       PERIOD ENDED      YEAR ENDED SEPTEMBER 30,
                                             APRIL 30,     ----------------      OCTOBER 31,    ----------------------------
                                                2004       2003        2002     2001(A)<F23>    2001        2000        1999
                                            -----------    ----        ----     ------------    ----        ----        ----
                                            (UNAUDITED)
CLASS B SHARES
NET ASSET VALUE, BEGINNING OF PERIOD           $27.10     $16.42      $12.75       $12.80      $12.89      $10.65      $12.12
                                               ------     ------      ------       ------      ------      ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment loss                          (0.23)(b)  (0.13)(c)   (0.15)       (0.01)      (0.18)      (0.20)      (0.12)(c)
                                                     <F24>      <F25>                                                        <F25>
   Net realized/unrealized
     gains (losses) on investments               2.57      10.81        3.82        (0.04)       0.09        2.44       (1.23)
                                               ------     ------      ------       ------      ------      ------      ------
   Total from investment operations              2.34      10.68        3.67        (0.05)      (0.09)       2.24       (1.35)
                                               ------     ------      ------       ------      ------      ------      ------
LESS DISTRIBUTIONS:
   Net investment income                           --         --          --           --          --          --          --
   Net realized gains on investments            (1.26)        --          --           --          --          --       (0.11)
   Return of capital                               --         --          --           --          --          --       (0.01)
                                               ------     ------      ------       ------      ------      ------      ------
   Total distributions                          (1.26)        --          --           --          --          --       (0.12)
                                               ------     ------      ------       ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                 $28.18     $27.10      $16.42       $12.75      $12.80      $12.89      $10.65
                                               ------     ------      ------       ------      ------      ------      ------
                                               ------     ------      ------       ------      ------      ------      ------
TOTAL RETURN
  (excludes redemption charges)                  8.68%(d)  65.04%      28.78%       (0.39)%(d)  (0.70)%     20.92%     (11.28)%
                                                     <F26>                                <F26>

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)           $3,018     $3,167      $2,275       $2,075      $2,089      $2,343      $3,094
   Ratio of expenses to average net assets:
      Before waivers and reimbursements          2.34%(e)   2.67%       2.72%        3.46%(e)    3.16%       3.87%       3.61%
                                                     <F27>                               <F27>
      After waivers and reimbursements           2.34%(e)   2.67%       2.72%        3.23%(e)    2.97%       3.66%       3.61%
                                                     <F27>                               <F27>
   Ratio of net investment loss
     to average net assets                      (1.50)%(e) (0.68)%     (0.84)%      (1.33)%(e)  (1.23)%     (1.51)%     (0.96)%
                                                      <F27>                               <F27>
   Ratio of interest expense
     to average net assets                       0.03%(e)   0.05%       0.00%        0.03%(e)    0.00%       0.30%       0.00%
                                                     <F27>                               <F27>
   Portfolio turnover (f)<F28>                     37%        86%        115%          10%        151%        143%         77%

(a)<F23>  For the period from October 1, 2001 to October 31, 2001.
(b)<F24> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(c)<F25> Net investment income per share is calculated using average shares outstanding during the period.
(d)<F26>  Not annualized.
(e)<F27>  Annualized.
(f)<F28> Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       U.S. REAL ESTATE EQUITY FUND
                                            --------------------------------------------------------------------------------
                                             SIX MONTHS       YEAR ENDED
                                               ENDED          OCTOBER 31,       PERIOD ENDED      YEAR ENDED SEPTEMBER 30,
                                             APRIL 30,     ----------------      OCTOBER 31,    ----------------------------
                                                2004       2003        2002     2001(A)<F29>    2001        2000        1999
                                            -----------    ----        ----     ------------    ----        ----        ----
                                            (UNAUDITED)
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD           $29.21     $17.53      $13.54       $13.57      $13.54      $11.07      $12.47
                                               ------     ------      ------       ------      ------      ------      ------
INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
   Net investment income (loss)                 (0.07)(b)   0.07(c)     0.03           --       (0.04)      (0.06)      (0.02)(c)
                                                     <F30>     <F31>                                                         <F31>
   Net realized /unrealized gains (losses)
     on investments                              2.74      11.63        3.96        (0.03)       0.07        2.53       (1.26)
                                               ------     ------      ------       ------      ------      ------      ------
   Total from investment operations              2.67      11.70        3.99        (0.03)       0.03        2.47       (1.28)
                                               ------     ------      ------       ------      ------      ------      ------
LESS DISTRIBUTIONS:
   Net investment income                           --      (0.02)         --           --          --          --          --
   Net realized gains on investments            (1.26)        --          --           --          --          --       (0.11)
   Return of capital                               --         --          --           --          --          --       (0.01)
                                               ------     ------      ------       ------      ------      ------      ------
   Total distributions                          (1.26)     (0.02)         --           --          --          --       (0.12)
                                               ------     ------      ------       ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                 $30.62     $29.21      $17.53       $13.54      $13.57      $13.54      $11.07
                                               ------     ------      ------       ------      ------      ------      ------
                                               ------     ------      ------       ------      ------      ------      ------

TOTAL RETURN                                     9.21%(d)  66.81%      29.47%       (0.22)%(d)   0.22%      22.31%     (10.40)%
                                                     <F32>                                <F32>
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)         $179,320   $107,753     $36,083      $19,314     $19,643     $17,891     $17,405
   Ratio of expenses to average net assets:
      Before waivers and reimbursements          1.34%(e)   1.67%       1.72%        2.46%(e)    2.16%       2.78%       2.68%
                                                     <F33>                               <F33>
      After waivers and reimbursements           1.34%(e)   1.67%       1.72%        2.23%(e)    1.98%       2.57%       2.68%
                                                     <F33>                               <F33>
   Ratio of net investment income (loss)
     to average net assets                      (0.50)%(e)  0.32%       0.16%       (0.33)%(e)  (0.25)%     (0.47)%     (0.19)%
                                                      <F33>                               <F33>
   Ratio of interest expense
     to average net assets                       0.03%(e)   0.05%       0.00%        0.03%(e)    0.00%       0.30%       0.00%
                                                     <F33>                               <F33>
   Portfolio turnover (f)<F34>                     37%        86%        115%          10%        151%        143%         77%

(a)<F29>  For the period from October 1, 2001 to October 31, 2001.
(b)<F30> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(c)<F31> Net investment income is calculated using average shares outstanding during the period.
(d)<F32>  Not annualized.
(e)<F33>  Annualized.
(f)<F34> Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                          INTERNATIONAL REAL ESTATE EQUITY FUND
                                                          --------------------------------------------------------------------
                                                            SIX MONTHS                   Year Ended October 31,
                                                              ENDED       ----------------------------------------------------
                                                          APRIL 30, 2004  2003        2002        2001        2000        1999
                                                          --------------  ----        ----        ----        ----        ----
                                                           (UNAUDITED)
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD                          $20.23     $13.81      $12.34      $12.73      $13.23      $12.96
                                                              ------     ------      ------      ------      ------      ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                 0.09(a)    0.22(a)     0.12(a)       --       (0.14)(b)    0.03(b)
                                                                   <F35>      <F35>       <F35>                    <F36>       <F36>
   Net realized/unrealized gains (losses) on investments        1.60       6.42        1.60       (0.39)      (0.31)       0.25
                                                              ------     ------      ------      ------      ------      ------
   Total from investment operations                             1.69       6.64        1.72       (0.39)      (0.45)       0.28
                                                              ------     ------      ------      ------      ------      ------
LESS DISTRIBUTIONS:
   Net investment income                                       (0.44)     (0.22)      (0.25)         --       (0.04)      (0.01)
   Net realized gain on investments                            (0.10)        --          --          --          --          --
   Return of capital                                              --         --          --          --       (0.01)         --
                                                              ------     ------      ------      ------      ------      ------
   Total distributions                                         (0.54)     (0.22)      (0.25)         --       (0.05)      (0.01)
                                                              ------     ------      ------      ------      ------      ------
NET ASSET VALUE, END OF PERIOD                                $21.38     $20.23      $13.81      $12.34      $12.73      $13.23
                                                              ------     ------      ------      ------      ------      ------
                                                              ------     ------      ------      ------      ------      ------
TOTAL RETURN                                                    8.48%(c)  48.87%      14.03%      (3.06)%     (3.42)%      2.19%
                                                                    <F37>
RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000)                         $87,621    $86,428     $31,457     $25,344     $29,580     $33,097
   Ratio of expenses to average net assets:
      Before waivers and reimbursements                         1.35%(d)   1.52%       1.81%       2.14%       2.60%       2.08%
                                                                    <F38>
      After waivers and reimbursements                          1.35%(d)   1.52%       1.81%       1.96%       2.40%       2.08%
                                                                    <F38>
   Ratio of net investment income (loss)
     to average net assets                                      0.92%(d)   1.36%       0.82%       0.00%      (1.08)%      0.24%
                                                                    <F38>
   Ratio of interest expense to average net assets              0.00%(d)   0.02%       0.00%       0.11%       0.33%       0.00%
                                                                    <F38>
   Portfolio turnover                                             18%        51%         48%         49%         72%         31%

(a)<F35> Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F36> Net investment income per share is calculated using average shares outstanding during the period.
(c)<F37>  Not annualized.
(d)<F38>  Annualized.

                       See notes to financial statements.

                                    TRUSTEES
                                Samuel A. Lieber
                               Laurence B. Ashkin
                                 H. Guy Leibler

                               INVESTMENT ADVISER
                      Alpine Management and Research, LLC
                       2500 Westchester Avenue, Suite 215
                               Purchase, NY 10577
                              www.alpinefunds.com

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 SUB-CUSTODIAN
                              The Bank of New York
                                One Wall Street
                               New York, NY 10286

                         TRANSFER AGENT & ADMINISTRATOR
                        U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                              INDEPENDENT AUDITORS
                             Deloitte & Touche LLP
                           411 East Wisconsin Avenue
                              Milwaukee, WI 53202

                                 LEGAL COUNSEL
                                 Blank Rome LLP
                             The Chrysler Building
                              405 Lexington Avenue
                               New York, NY 10174

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                              Milwaukee, WI 53202

                        SHAREHOLDER/INVESTOR INFORMATION
                                 (888) 785-5578

                                  ALPINE FUNDS
                       2500 Westchester Avenue, Suite 215
                               Purchase, NY 10577
                                 (914) 251-0880

                                     (6/04)

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable to open-end investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable for periods ending before July 9, 2004.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable to open-end investment companies.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASES.
---------------------------------

Not applicable to open-end investment companies.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
------------------------------------------------------------

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors/trustees.

ITEM 10. CONTROLS AND PROCEDURES.
---------------------------------

(a) The Registrant's President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "1940 Act")) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.
-----------------

(a) (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

     (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

     (3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     (Registrant)  Alpine Equity Trust
                   --------------------------

     By (Signature and Title) /s/Samuel A. Lieber
                              -------------------------------------------
                              Samuel A. Lieber, President

     Date     7-7-04
           ----------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     By (Signature and Title)*<F39> /s/Samuel A. Lieber
                                    -------------------------------------
                                    Samuel A. Lieber, President

     Date     7-7-04
           ----------------------------------

     By (Signature and Title)*<F39> /s/Sheldon Flamm
                                    -------------------------------------
                                    Sheldon Flamm, Treasurer

     Date     7-7-04
           ----------------------------------

*<F39> Print the name and title of each signing officer under his or her signature.